Exhibit 10.3
EXECUTION COPY

STOCK AND WARRANT PURCHASE AGREEMENT
between
OXiGENE, INC.
and
SYMPHONY ViDA HOLDINGS LLC

Dated as of October 1, 2008

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Annex A	Certain Definitions
Exhibit A	Form of opinion of the Company’s counsel
Exhibit B	Form of OXiGENE Board Indemnification Agreement
Exhibit 2.05	Form of Addition Investment Warrant
Exhibit 2.06A	Form of Non-IV Warrant (2,000,000 Shares)
Exhibit 2.06B	Form of Non IV-Warrant (4,000,000 Shares)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

STOCK AND WARRANT PURCHASE AGREEMENT
     This STOCK AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is dated as of October 1, 2008, by and between OXiGENE, INC., a Delaware corporation (the “Company”), and SYMPHONY ViDA HOLDINGS LLC, a Delaware limited liability company (together with its permitted successors, assigns and transferees, “Holdings”).
     WHEREAS, contemporaneously with the execution of this Agreement, Holdings, the Company, and Symphony ViDA, Inc., a Delaware corporation (the “Symphony Collaboration”) are entering into a Purchase Option Agreement (the “Purchase Option Agreement”) pursuant to which, among other things, Holdings is granting to the Company an option to purchase all of the equity securities of the Symphony Collaboration (the “Symphony Collaboration Equity Securities”) owned, or hereafter acquired, by Holdings on the terms and conditions set forth in the Purchase Option Agreement (the “Purchase Option”); and
     WHEREAS, in consideration for Holdings’ grant of the Purchase Option to the Company, the Company desires to issue to Holdings, for no additional consideration, an aggregate of 3,603,604 (three million six hundred three thousand six hundred four) shares of common stock of the Company (the “Option Premium Shares”) on the terms and conditions set forth herein in an aggregate amount of $4,000,000 (four million dollars);
     WHEREAS, Holdings desires to purchase for cash in the amount of up to $15,000,000 (fifteen million dollars) (a) 2,231,637 (two million two hundred thirty one thousand six hundred thirty seven) shares of common stock of the Company (the “Direct Investment Shares”) and (b) warrants (the “Direct Investment Warrant”) to purchase 11,281,877 (eleven million two hundred eighty one thousand eight hundred seventy seven) shares of common stock of the Company (the “Warrant Shares”), in each case on the terms and conditions set forth in this Agreement, and the Company desires to sell such Direct Investment Shares and Direct Investment Warrant on such terms and conditions;
     WHEREAS, Holdings may, pursuant and subject to the terms of the Additional Funding Agreement, make a second capital contribution to the Symphony Collaboration of up to $10,000,000 (ten million dollars) (the “Additional Holdings Funding”).
     WHEREAS, in consideration for the Additional Holdings Funding, the Company shall issue to Holdings, for no additional consideration, either, or a combination of, (a) additional shares of the Company’s common stock (the “Additional Investment Shares”) having a market value of up to $1 million, to the extent permitted by the NASDAQ Rules, or (b) a warrant to purchase such number of Additional Investment
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Stock and Warrant Purchase Agreement

Shares, to the extent the issuance of the Additional Investment Shares is not permitted under the NASDAQ Rules at such time.
     WHEREAS, pursuant and subject to the terms of the Novated and Restated Technology License Agreement, the Company shall issue to Holdings the Non-IV Shares and/or the Non-IV Warrant at the Non-IV Closing Date.
     WHEREAS, pursuant and subject to the terms of the Purchase Option Agreement, the Company shall have the right to purchase 100% of Holdings’ equity ownership interest in the Symphony Collaboration at the Purchase Option Closing Date in cash or a combination of cash and Company Common Stock.
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (the “Parties”) agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. Capitalized terms used but not defined herein are used as defined in Annex A hereto.
ARTICLE II
PURCHASE AND SALE OF SHARES AND WARRANTS
     Section 2.01 Authorization to Issue Shares. The Company has authorized the issuance of shares of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), necessary to satisfy the Company’s obligations contemplated by this Agreement and the other Operative Documents. The value of the shares of Company Common Stock as of the date hereof is $1.11 per share.
     Section 2.02 Purchase and Sale of Shares and Warrants. Subject to the satisfaction or waiver of the conditions set forth in this Agreement, the Company hereby agrees to issue to Holdings, and Holdings hereby agrees to acquire from the Company, the Direct Investment Shares and the Direct Investment Warrant on October 17, 2008, or any other date as may be agreed upon by the parties (hereinafter, the “Share Date”), subject to the fulfillment of the conditions precedent described in Article III below. The Direct Investment Shares and the Direct Investment Warrant will be issued to Holdings as consideration for payment of $2,477,117.07 (two million four hundred seventy seven thousand one hundred seventeen dollars and seven cents) in immediately available funds to the Company on the Share Date.
     Section 2.03 Issuance of Option Premium Shares. The Company hereby agrees to issue to Holdings, and Holdings hereby agrees to acquire from the Company,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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the Option Premium Shares on the Share Date, subject to the fulfillment of the conditions precedent described in Article III below. The Option Premium Shares will be issued to Holdings as consideration for the execution and delivery by Holdings of the Purchase Option Agreement.
     Section 2.04 Share Date. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of the Direct Investment Shares, the Direct Investment Warrant and the Option Premium Shares contemplated by this Agreement shall take place at a closing on the Share Date (the “Share Closing”) to be held at the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York 10019, at 4:30 P.M., Eastern Time, following the satisfaction or waiver of all conditions to the obligations of the Parties set forth in Article III below, or at such other place or at such other time or such other date as Holdings and the Company shall mutually agree upon in writing.
     Section 2.05 Issuance of Additional Shares. In accordance with the terms of the Additional Funding Agreement, the Company shall issue to Holdings the Additional Investment Shares at the Additional Closing Date. To the extent that the issuance of all or a portion of the Additional Investment Shares is not permitted under the NASDAQ Rules at such time, Holdings shall be issued a warrant, in a form substantially the same as set forth in Exhibit 2.05 hereto (the “Additional Investment Warrant”), to purchase such number of Additional Investment Shares at an exercise price of $0.01 per share.
     Section 2.06 Issuance of Non-IV Shares. In accordance with the terms of the Novated and Restated Technology License Agreement, at the Non-IV Closing Date, Holdings shall have the right to purchase the Non-IV Shares at a price equal to $1.22 per share (as adjusted for stock splits, recapitalizations and other similar events occurring since the date hereof). If the issuance and purchase of the Non-IV Shares is not permitted under the NASDAQ Rules, a warrant, in a form substantially the same as set forth in Exhibit 2.06A or 2.06B (as applicable under the terms of the Novated and Restated Technology License Agreement), will be issued to Holdings to purchase the applicable number of Non-IV Shares (the “Non-IV Warrant”).
     Section 2.07 The Purchase Option. In accordance with the terms of the Purchase Option Agreement, if the Company elects to exercise its Purchase Option, the Company shall have the right, at its sole discretion, to purchase 100% of Holdings’ equity ownership interest in the Symphony Collaboration at the Purchase Option Closing Date. At the Purchase Option Closing Date, the Company shall pay the Purchase Option Price to Holdings in cash or a combination of cash and Company Common Stock, and Holdings shall surrender 100% of its certificates representing its Symphony Collaboration Equity Securities.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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ARTICLE III
CONDITIONS OF PURCHASE
     Section 3.01 Conditions Precedent to Each Party’s Obligations. The respective obligations of the Company and Holdings to effect the transactions contemplated hereby (except for those transactions which contemplate completion after the date hereof) shall be subject to the satisfaction of the conditions precedent contained in this Section 3.01 or the waiver thereof in writing by Holdings and the Company prior to or on the Share Date.
          (a) Approvals. All Governmental Approvals imposed by any Governmental Authority in connection with the transactions contemplated by this Agreement and the other Operative Documents required to be in effect prior to or on the Share Date shall be in effect, the failure of which to be in effect would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on either of the Parties.
          (b) Litigation. No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Law or Governmental Order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits the consummation of the transactions contemplated hereby or in the other Operative Documents.
     Section 3.02 Conditions Precedent to Holdings’ Obligations. The obligation of Holdings to effect the transactions contemplated hereby (except for those transactions which contemplate completion after the date hereof) shall be subject to the satisfaction of the further conditions precedent contained in this Section 3.02, or the waiver thereof in writing by Holdings, prior to or on the Share Date.
          (a) Authorization, Execution and Delivery of Documents. This Agreement and each of the other Operative Documents (including all schedules, annexes and exhibits thereto) required to be entered into on or prior to the Share Date shall have been duly authorized, executed and delivered by each of the parties thereto (other than Holdings) and shall be in full force and effect.
          (b) Shares. All actions required by any applicable Law, or necessary in the reasonable opinion of Holdings, to issue the Direct Investment Shares, the Direct Investment Warrant, the Warrant Shares, the Option Premium Shares, the Additional Investment Shares, the Additional Investment Warrant, the Non-IV Shares, the Non-IV Warrant and the Purchase Option Shares (collectively and together with the securities issuable upon the exercise of such warrants, the “Company Securities”) shall have been duly taken by the Company (or provisions therefor shall have been made), including, without limitation, the making of all registrations and filings required to be made prior to or on the Share Date, and all necessary consents to the issuance of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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Company Securities shall have been received, the failure to take, or the absence of which, would either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. In addition, the Common Stock shall continue to be listed and traded on the NASDAQ Global Market.
          (c) Performance of Obligations by the Company; Representations and Warranties. The Company shall have performed in all material respects and complied in all material respects with all agreements and conditions contained in this Agreement and the other Operative Documents that are required to be performed or complied with by it prior to or on the Share Date. The Company’s representations and warranties set forth in Section 4.02 of this Agreement shall be true and correct in all material respects as of the Share Date (or if stated to have been made as of an earlier date, as of such date).
          (d) Opinion of Counsel. Holdings shall have received an opinion letter from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Company’s outside counsel, substantially in the form attached hereto as Exhibit A.
          (e) Share Closing Certificate. Holdings shall have received a certificate from the Company executed by its Chief Financial Officer or other duly authorized executive officer, dated as of the Share Date, in form and substance reasonably satisfactory to Holdings, certifying:
               (i) (A) that the Operative Documents to which the Company is a party have been duly authorized, executed and delivered by the Company, and are in full force and effect, and (B) that the Company has satisfied all conditions precedent contained in the Operative Documents to which it is a party that are required to be satisfied by it on or prior to the Share Date; and
               (ii) as to (A) the accuracy and completeness of the contents of the Company’s charter documents, (B) the resolutions of the Company’s board of directors (the “Company Board”), duly authorizing the Company’s execution, delivery and performance of each Operative Document to which it is or is to be a party and each other document required to be executed and delivered by it in accordance with the provisions hereof or thereof, and (C) the incumbency and signature of the Company’s representatives authorized to execute and deliver documents on its behalf in connection with the obligations contemplated hereby and by the other Operative Documents.
          (f) No Events of Default. No breach, default, event of default or other similar event by the Company, and no event which with the giving of notice, the passage of time, or both, would constitute any of the foregoing, under any Operative Document or any other material contract or agreement to which the Company is a party, shall have occurred and be continuing, and no condition shall exist that constitutes, or with the giving of notice, the passage of time, or both, would constitute such default,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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event of default or other similar event, except as would not reasonably be expected to cause a Material Adverse Effect on the Company.
          (g) Further Documents, Certificates, Etc. Holdings shall have received such other documents or certificates as Holdings may reasonably request in connection with the consummation of the transactions contemplated by this Agreement.
          (h) No Violation. The transactions contemplated hereby shall comply in all material respects with all applicable Law in effect as of the Share Date, and no party (other than Holdings) to such transactions shall be in violation of any such applicable Law that would have a Material Adverse Effect on the Company. Holdings shall not be subject to any penalty or liability pursuant to any violation of applicable Law in effect as of such Share Date by virtue of the transactions contemplated hereby and by each of the other Operative Documents.
          (i) Change in Law. There shall have been no change in any Law, rule or regulation or the interpretation thereof (including any Law, rule or regulation relating to taxes) that prohibits or prevents the consummation of this Agreement or any of the transactions contemplated hereby (including the sale and purchase of the Company Securities) or by the other Operative Documents or that results in any material increase in taxes payable by Holdings or Investors in connection with or related to the consummation of this Agreement or any transaction contemplated hereby.
          (j) NASDAQ Compliance. Holdings shall be satisfied that the transactions contemplated by this Agreement comply with the NASDAQ Rules, including, without limitation, Rules 4350(i)(1)(B) and 4350(i)(1)(D).
     Section 3.03 Conditions Precedent to the Company’s Obligations. The obligation of the Company to effect the transactions contemplated hereby (except for those transactions which contemplate completion after the date hereof) shall be subject to the satisfaction of the further conditions precedent contained in this Section 3.03, or the waiver thereof in writing by the Company, prior to or on the Share Date.
          (a) Authorization, Execution and Delivery of Documents. This Agreement and each of the other Operative Documents (including all schedules, annexes and exhibits thereto) required to be entered into on or prior to the Share Date shall have been duly authorized, executed and delivered by each of the parties thereto (other than the Company) and shall be in full force and effect.
          (b) Performance of Obligations by Holdings; Representations and Warranties. As of the Share Date, Holdings shall have performed in all material respects and complied in all material respects with all agreements and conditions contained in this Agreement and the other Operative Documents required to be performed or complied with by it prior to or at the Share Date. Each of Holdings’ representations and warranties set forth in Section 4.01 of this Agreement shall be true and correct in all
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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respects as of the Share Date with the same effect as though such representations and warranties were made on and as of the Share Date (or if stated to have been made as of an earlier date, as of such date).
          (c) No Events of Default. No breach, default, event of default or other similar event by Holdings, and no event which with the giving of notice, the passage of time, or both, would constitute any of the foregoing, under any Operative Document or any other material contract or agreement to which Holdings is a party, shall have occurred and be continuing, and no condition shall exist that constitutes, or with the giving of notice, the passage of time, or both, would constitute such default, event of default or other similar event.
          (d) No Violation. The transactions contemplated hereby shall comply in all material respects with all applicable Law in effect as of the Share Date, and no party (other than the Company) to such transactions shall be in material violation of any such applicable Law. The Company shall not be subject to any penalty or liability pursuant to any violation of applicable Law in effect as of such Share Date by virtue of the transactions contemplated hereby and by each of the other Operative Documents.
          (e) Change in Law. There shall have been no change in any Law, rule or regulation or the interpretation thereof (including any Law, rule or regulation relating to taxes) that prohibits or prevents the consummation of this Agreement or any of the transactions contemplated hereby (including the sale and purchase of the Company Securities) or by the other Operative Documents or that results in any material increase in taxes payable by the Company in connection with or related to the consummation of this Agreement or any transaction contemplated hereby.
ARTICLE IV
REPRESENTATIONS, WARRANTIES AND COVENANTS
     Section 4.01 Representations, Warranties and Covenants of Holdings.
          (a) Holdings hereby represents and warrants to the Company that:
               (i) Organization. Holdings is a limited liability company, duly formed, validly existing and in good standing under the laws of the State of Delaware.
               (ii) Authority and Validity. Holdings has all requisite limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative Documents and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by Holdings of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby have been duly and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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validly authorized by all necessary action required on the part of Holdings, and no other proceedings on the part of Holdings are necessary to authorize this Agreement and the other Operative Documents or for Holdings to perform its obligations under this Agreement or the other Operative Documents. This Agreement constitutes the lawful, valid and legally binding obligation of Holdings, enforceable in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at Law or in equity.
               (iii) No Violation or Conflict. The execution, delivery and performance of this Agreement and the other Operative Documents and the transactions contemplated hereby and thereby do not (A) violate, conflict with or result in the breach of any provision of the Organizational Documents of Holdings, (B) conflict with or violate any Law or Governmental Order applicable to Holdings or any of its assets, properties or businesses, or (C) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of Holdings pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Holdings is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.
               (iv) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement by Holdings and the consummation of the transactions contemplated hereby do not and will not require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.
               (v) Litigation. There are no actions by or against Holdings pending before any Governmental Authority or, to the Knowledge of Holdings, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings. There are no pending or, to the Knowledge of Holdings, threatened actions to which Holdings is a party (or threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the other Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. Holdings is not subject to any Governmental Order (nor, to the Knowledge of Holdings, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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or in the aggregate, reasonably be expected to have a Material Adverse Effect on Holdings.
               (vi) Availability of Funds. Holdings has capital commitments for the requisite funds necessary to consummate the transactions contemplated by the Operative Documents at the Share Date.
               (vii) Accredited Investor.
                    (A) Holdings is and will remain at all relevant times an Accredited Investor.
                    (B) Holdings has relied completely on the advice of, or has consulted with or has had the opportunity to consult with, its own personal tax, investment, legal or other advisors and has not relied on the Company or any of its Affiliates, representatives or advisors for advice. Holdings acknowledges that investing in the Company Securities involves certain risks. Holdings acknowledges that it has had a reasonable opportunity to conduct its own due diligence with respect to the Products, the Programs, the Symphony Collaboration, the Company and the transactions contemplated by the Operative Documents.
                    (C) Holdings has been advised and understands that the offer and sale of the Company Securities have not been registered under the Securities Act. Holdings is able to bear the economic risk of such investment for an indefinite period and to afford a complete loss thereof.
                    (D) Holdings is and will be, as applicable, acquiring the Company Securities solely for Holdings’ own account for investment purposes as a principal and not with a view to the resale of all or any part thereof; provided, that Holdings may transfer the Company Securities as set forth in Section 6.01 hereof. Holdings agrees that the Company Securities may not be resold (1) without registration thereof under the Securities Act (unless an exemption from such registration is available), or (2) in violation of any Law. Holdings is not and will not be an underwriter within the meaning of Section 2(11) of the Securities Act with respect to the Company Securities.
                    (E) No person or entity acting on behalf of, or under the authority of, Holdings is or will be entitled to any broker’s, finder’s, or similar fees or commission payable by the Company or any of its Affiliates.
                    (F) Holdings acknowledges and agrees to treat the Option Premium Shares, with a value of $4,000,000 (four million dollars), and the Additional Investment Shares, with a value of up to $1,000,000 (one million dollars), for federal, state and local income tax purposes as option premiums paid in return for the grant of the Purchase Option and the Additional Holdings Funding.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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     Section 4.02 Representations, Warranties of the Company. The Company hereby represents and warrants to Holdings that:
          (a) Organization. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of Delaware.
          (b) Authority and Validity. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and the other Operative Documents and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance by the Company of this Agreement and the other Operative Documents and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary action required on the part of the Company, and no other proceedings on the part of the Company are necessary to authorize this Agreement or the other Operative Documents or for the Company to perform its obligations under this Agreement or the other Operative Documents. This Agreement and the other Operative Documents constitute the lawful, valid and legally binding obligations of the Company, enforceable in accordance with their terms, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at Law or in equity.
          (c) Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock of which 29,176,207 shares were outstanding as of the date of this Agreement. There are, as of September 30, 2008, outstanding options (each, a “Company Stock Option”) to purchase an aggregate of not more than 2,218,500 shares of Company Common Stock. All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. The Company Securities to be issued pursuant to approval by the Company Board and/or Stockholder Approval in accordance with the terms of this Agreement and the other Operative Documents or in respect of or upon conversion or exchange of the Warrant Shares, the Additional Investment Warrant, the Additional Investment Shares, the Non-IV Shares and the Non-IV Warrant, as the case may be, will be duly and validly authorized and issued and fully paid and nonassessable, free and clear of all liens, and will not trigger any pre-emptive or similar rights of any other Person. Except as set forth in this Section 4.02(c), there are no outstanding subscriptions, contracts, conversion privileges, options, warrants, calls, preemptive rights or other rights obligating the Company to issue, sell or otherwise dispose of, or to purchase, redeem or otherwise acquire, any shares of capital stock. Except as set forth in this Section 4.02(c), there are no other authorized or outstanding shares of capital stock or convertible securities of the Company.
          (d) No Violation or Conflict. The execution, delivery and performance of this Agreement and the other Operative Documents and the transactions contemplated hereby and thereby do not (A) violate, conflict with or result in the breach
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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of any provision of the Organizational Documents of the Company, (B) conflict with or violate any Law or Governmental Order applicable to the Company or any of its assets, properties or businesses, or (C) conflict with, result in any breach of, constitute a default (or event that with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any Encumbrance on any of the assets or properties of the Company pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which the Company is a party except, in the case of clauses (B) and (C), to the extent that such conflicts, breaches, defaults or other matters would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.
          (e) Governmental Consents and Approvals. The execution, delivery and performance of this Agreement and the other Operative Documents by the Company do not, and the consummation of the transactions contemplated hereby and thereby do not and will not, require any Governmental Approval which has not already been obtained, effected or provided, except with respect to which the failure to so obtain, effect or provide would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.
          (f) Litigation. Except as disclosed in any of the Company Public Filings available as of the date hereof, there are no actions by or against the Company pending before any Governmental Authority or, to the Knowledge of the Company, threatened to be brought by or before any Governmental Authority, that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. There are no pending or, to the Knowledge of the Company, threatened actions, to which the Company is a party (or is threatened to be named as a party) to set aside, restrain, enjoin or prevent the execution, delivery or performance of this Agreement or the other Operative Documents or the consummation of the transactions contemplated hereby or thereby by any party hereto or thereto. The Company is not subject to any Governmental Order (nor, to the Knowledge of the Company, is there any such Governmental Order threatened to be imposed by any Governmental Authority) that would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.
          (g) Private Placement. Assuming the accuracy of Holdings’ representations and warranties set forth in Section 4.01, (i) the purchase and sale of the Company Securities is exempt from the registration requirements of the Securities Act, and (ii) no other offering of Company Common Stock by the Company will be integrated with the offering of the Company Securities, except with respect to the Additional Investment Shares or Non-IV Shares. Neither the Company nor any Person acting on its behalf has or will offer the Company Securities by any form of general solicitation or general advertising and all filings required under Rule 503 of the Securities Act will be made in a timely manner.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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          (h) No Undisclosed Liabilities; Internal Controls and Procedures.
               (i) The Company has filed all reports, schedules, forms, statements and other documents with the SEC required to be filed by it since December 31, 2007 (including any items incorporated by reference or attached as Exhibits thereto) (the “SEC Documents”). As of their respective dates of filing, the SEC Documents complied as to form in all material respects with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable thereto, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. There are no outstanding comments from the SEC with respect to any SEC Document. The audited consolidated financial statements and the unaudited quarterly financial statements (including, in each case, the notes thereto) of the Company included in the SEC Documents when filed complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, have been prepared in all material respects in accordance with United States generally accepted accounting principles (“GAAP”) (except, in the case of unaudited quarterly statements, as permitted by Form 10-Q of the SEC or other rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited quarterly statements, to normal year-end adjustments). Except as specifically reflected or reserved against in the audited consolidated balance sheet of the Company at December 31, 2007 included in the filed SEC Documents, the Company does not have any liabilities or obligations (whether absolute, accrued, contingent, fixed or otherwise) of any nature that would be required under GAAP, as in effect on the date of this Agreement, to be reflected on a consolidated balance sheet of the Company (including the notes thereto), except liabilities and obligations that (A) were incurred in the ordinary course of business consistent with past practice since December 31, 2007 and (B) have not had and would not, individually or in the aggregate, reasonably be expected to have, a Material Adverse Effect on the Company. The Company does not maintain any “off-balance sheet arrangement” within the meaning of Item 303 of Regulation S-K of the SEC.
               (ii) The Company (A) has implemented and maintains disclosure controls and procedures (as defined in Rule 13a-15(e) under the Exchange Act) to ensure that material information relating to the Company is made known to the chief executive officer and the chief financial officer of the Company, and (B) has disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s outside auditors and the audit committee of the Company Board (1) any significant deficiencies and material weaknesses in the design or operation of internal controls over
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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financial reporting (as defined in Rule 13a-15(f) under the Exchange Act) that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (2) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls over financial reporting. As of the date of this Agreement, the Company has no Knowledge of any reason that its outside auditors and its chief executive officer and chief financial officer will not be able to give the certifications and attestations required pursuant to the rules and regulations promulgated under Sections 302 and 404 of the Sarbanes-Oxley Act of 2002, without qualification, when next due. Since December 31, 2007, (x) the Company has not received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or its internal accounting controls, including any material complaint, allegation, assertion or claim that the Company has engaged in questionable accounting or auditing practices, and (y) no attorney representing the Company, whether or not employed by the Company, has reported evidence of a material violation of securities laws, breach of fiduciary duty or similar violation by the Company or any of its officers, directors, employees or agents to the Company Board or any committee thereof or to any director or officer of the Company.
          (i) Anti-takeover Provisions. The Company Board has taken all necessary actions such that the provisions of Section 203 of the Delaware General Corporation Law (the “DGCL”) as they relate to the Company do not and will not apply to the acquisition of the Company Securities pursuant to this Agreement or the other Operative Documents or to any of the transactions contemplated hereby or thereby. The acquisition of the Company Securities pursuant this Agreement and the other Operative Documents and the transactions contemplated hereby and thereby have been approved by the Company Board.
          (j) Board and Stockholder Approvals. The transactions contemplated by this Agreement and the other Operative Documents have been approved unanimously by the Company Board. The Company Board has unanimously (i) adopted, approved and declared advisable all of the transactions contemplated by this Agreement and the other Operative Documents and the Stockholder Approval, (ii) directed that the Stockholder Approval be submitted to the stockholders of the Company for their approval and adoption and (iii) recommended that the stockholders of the Company adopt and grant the Stockholder Approval.
          (k) Brokers and Finders. None of the Company’s officers, directors or employees have incurred any liability for any financial advisory fees, brokerage fees, commissions or finder’s fees in connection with this Agreement or the other Operative Documents or the transactions contemplated hereby or thereby.
          (l) Rights Plan. The Company has delivered or made available to Holdings a correct and complete copy of the Company shareholders’ rights agreement, dated as of March 24, 2005 (the “Rights Plan”), including all exhibits thereto. The
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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Company has taken, and will take, all necessary action so that neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated herein will (i) cause the rights granted under the Rights Plan to become exercisable, (ii) cause Holdings or any Affiliate of Holdings, to become an “Acquiring Person” (as defined in the Rights Plan) or (iii) give rise to a “Distribution Date” (as defined in the Rights Plan) or other triggering event under the Rights Plan.
          (m) Compliance with Law. The business of the Company is presently being conducted in compliance with all applicable federal, state, local and foreign governmental laws, rules, regulations and ordinances, except where the failure to be in compliance would not reasonably be expected to cause a Material Adverse Effect on the Company. The Company has all franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of its business as now being conducted by it, except for such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, the failure to possess which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company.
          (n) Material Non-Public Information. Except for this Agreement and the other Operative Documents and the transactions contemplated hereby and thereby, neither the Company nor its employees have disclosed to Holdings or its Affiliates, any material non-public information that, according to applicable Law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.
     Section 4.03 Covenants of the Company.
          (a) The Company covenants and agrees with Holdings that, so long as any of the Direct Investment Warrant, Additional Investment Warrant or Non-IV Warrant are outstanding or the Purchase Option is unexercised (including as such Direct Investment Warrant, Additional Investment Warrant or Non-IV Warrant may be reissued pursuant to transfer in accordance with Section 6.01 hereof), the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Company Common Stock, solely for the purpose of effecting the exercise of the Direct Investment Warrant, Additional Investment Warrant, Non-IV Warrant or the Purchase Option, as the case may be, 100% of the number of shares of Company Common Stock issuable upon exercise of the Direct Investment Warrant, Additional Investment Warrant, Non-IV Warrant or Purchase Option as applicable. Upon exercise in accordance with the Direct Investment Warrant, Additional Investment Warrant, Non-IV Warrant or Purchase Option, the Company Common Stock delivered thereby will be validly issued, fully paid and nonassessable and free from all taxes, liens, preemptive rights and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of the Company Common Stock.
          (b) The Company acknowledges and agrees to treat the Option Premium Shares, with a value of $4,000,000 (four million dollars), and the Additional
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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Investment Shares, with a value of up to $1,000,000 (one million dollars), for federal, state and local income tax purposes as option premiums paid in return for the grant of the Purchase Option and the Additional Holdings Funding.
          (c) Reasonable Best Efforts. The Company agrees to use its reasonable best efforts to obtain the Stockholder Approval. In connection with the foregoing, the Company shall call and hold a meeting of its stockholders to seek Stockholder Approval prior to December 15, 2008, and file with the SEC a proxy statement and shall use its reasonable best efforts to solicit proxies in favor of Stockholder Approval, and shall use its reasonable best efforts to respond to any comments of the SEC or its staff and to cause a definitive proxy statement related to such stockholders’ meeting to be mailed to the Company’s stockholders. The Company Board shall unanimously recommend Stockholder Approval and such unanimous recommendation shall be included in each proxy statement filed with the SEC and disseminated to the Company stockholders in connection with such stockholder meeting (such recommendations, the “Company Board Recommendation”). The Company shall notify Holdings promptly of the receipt of any comments from the SEC or its staff and of any request by the SEC or its staff for amendments or supplements to such proxy statement or for additional information and will supply Holdings with copies of all correspondence between the Company or any of its representatives, on the one hand, and the SEC or its staff, on the other hand, with respect to such proxy statement. If at any time prior to such stockholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its stockholders such an amendment or supplement. Each of Holdings and the Company agrees promptly to correct any information provided by it or on its behalf for use in the proxy statement if and to the extent that such information shall have become false or misleading in any material respect, and the Company shall as promptly as practicable prepare and mail to its stockholders an amendment or supplement to correct such information to the extent required by applicable laws and regulations. The Company shall provide Holdings with drafts of each such proxy statement, or amendment or supplement thereto, and consult with Holdings regarding the same, in each case, prior to filing or mailing the same. Without limiting the generality of the foregoing, the Company’s obligations pursuant to the first two sentences of this Section 4.03(c) shall not be affected by the withdrawal or modification by the Company Board or any committee thereof of the Company Board Recommendation. In the event that Stockholder Approval is not obtained at the first meeting of stockholders at which Stockholder Approval is sought, at the written request of Holdings, the Company shall call and convene a subsequent meeting of stockholders for the purpose of obtaining Stockholder Approval (and the Company Board will unanimously recommend Stockholder Approval), which meeting may not be unreasonably delayed by the Company, and all covenants between the parties set forth in this Section 4.03(c) shall apply equally with respect to any subsequent meeting of stockholders. Unless otherwise required by Law, the Company shall not call or convene a meeting of its stockholders prior to the meeting of stockholders at which Stockholder Approval is sought.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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          (d) Officer and Director Insurance.
               (i) For so long as Holdings has a representative on the Company Board and for a period of six (6) years following the date on which Holdings no longer has a representative on the Company Board, the Company shall maintain the current policies of directors’ and officers’ liability insurance maintained by the Company or policies of at least the same coverage and amounts containing terms and conditions which are no less advantageous than the current policies so long as the Company is not required to pay an annual premium in excess of 200% of the last annual premium paid by the Company for such insurance prior to the date of this Agreement (such 200% amount being the “Maximum Premium”). If the Company is unable to obtain the insurance described in the prior sentence for an amount less than or equal to the Maximum Premium, it shall instead obtain as much comparable insurance as possible for an annual premium equal to the Maximum Premium. The Company represents that the Maximum Premium is $519,000. Notwithstanding the forgoing, if Holdings no longer has a representative on the Company Board, the Company may purchase from an insurance carrier with the same or better rating as the Company’s current insurance carrier a fully prepaid “tail” insurance policy with respect to directors’ and officers’ liability insurance with respect to claims against such representative(s) for a claims period of at least six (6) years from the time such representative no longer serves on the Company Board in amount and scope at least as favorable as the Company’s existing policies for claims arising from facts or events that occurred prior to the time of such representative’s departure from the Company Board.
               (ii) The Company will enter into the OXiGENE Board Indemnification Agreement, a form of which is attached as Exhibit B hereto, with the representatives that Holdings nominates to the Company Board pursuant to Section 4.03(e) upon such representatives becoming members of the Company Board.
          (e) Board Rights. For so long as Holdings or its Affiliates collectively own at least 10% of the shares of Company Common Stock outstanding after giving effect to the transactions contemplated hereby, the Company will cause two (2) representatives nominated by Holdings to be elected to the Company Board. If Holdings or its Affiliates do not exercise their right to have representatives appointed to the Company Board and they continue to own at least 10% of the Company Common Stock outstanding after giving effect to the transactions contemplated hereby, they may designate, as a group, two (2) representatives to attend meetings of the Company Board. The Company shall provide such representatives prior written notice of any such meeting and copies of all minutes, consents, and other materials provided to the directors at such meeting, and such representatives shall be subject to the provisions of the Confidentiality Agreement.
          (f) Section 16. The Company Board shall take all appropriate actions as may be necessary or appropriate pursuant to Rule 16b-3(d) under the Exchange Act to exempt, for purposes of Rule 16b-3 under the Exchange Act the direct or indirect acquisition of Company Common Stock by Holdings and its Affiliates pursuant to the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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terms of this Agreement and the other Operative Documents; provided, however, that, despite the Company Board taking all such appropriate actions, an exemption for such purposes shall not be guaranteed.
          (g) Registration and Listing. The Company shall use reasonable best efforts to (i) cause the Company Common Stock to continue to be registered under Section 12(b) or 12(g) of the Exchange Act, (ii) comply in all respects with its reporting and filing obligations under the Exchange Act, and (iii) prevent the termination or suspension of such registration, or the termination or suspension of its reporting and filing obligations under the Exchange Act or Securities Act (except as expressly permitted herein). The Company shall use reasonable best efforts to maintain the listing and trading of the Company Common Stock on the NASDAQ Global Market or other national securities exchange.
          (h) Legal Opinions. Prior to the delivery of each of the Additional Investment and the Non-IV Warrant, Holdings shall have received an opinion letter from Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., the Company’s outside counsel, in form and substance reasonably acceptable to Holdings, with respect to such warrants and the shares of Company Common Stock underlying such warrants.
ARTICLE V
INDEMNITY
     Section 5.01 Indemnification. To the greatest extent permitted by applicable Law, the Company shall indemnify and hold harmless Holdings, and Holdings shall indemnify and hold harmless the Company, and each of their respective Affiliates, officers, directors, employees, agents, partners, members, successors, assigns and representatives of, and each Person, if any (including any officers, directors, employees, agents, partners, members of such Person) who controls, Holdings and the Company, as applicable, within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), from and against any and all actions, causes of action, suits, claims, losses, costs, interest, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (hereinafter, “Losses”), incurred by any Indemnified Party to the extent resulting from, arising out of or relating to: (i) in the case of the Company being the Indemnifying Party (as defined below), (A) any breach of any representation or warranty made by the Company herein or in the other Operative Documents or (B) any breach of any covenant, agreement or obligation of the Company contained herein or in the other Operative Documents; provided, that the information contained in a later filed report filed prior to the date of this Agreement shall be deemed to update any related information contained in a previously filed report (the items set forth herein in clauses (A) and (B) being hereinafter referred to as the “Holdings Claims”), and (ii) in the case of Holdings being the Indemnifying Party, (x) any breach of any representation or warranty made by
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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Holdings herein or in the other Operative Documents or (y) any breach of any covenant, agreement or obligation of Holdings contained herein or in the other Operative Documents (the items set forth herein in clauses (x) and (y) being hereinafter referred to as the “Company Claims”). To the extent that the foregoing undertaking by the Company or Holdings may be unenforceable for any reason, such Party shall make the maximum contribution to the payment and satisfaction of any Loss that is permissible under applicable Law.
     Section 5.02 Notice of Claims. Any Indemnified Party that proposes to assert a right to be indemnified under this Article V shall notify the Company or Holdings, as applicable (the “Indemnifying Party”), promptly after receipt of notice of commencement of any action, suit or proceeding against such Indemnified Party (an “Indemnified Proceeding”) in respect of which a claim is to be made under this Article V, or the incurrence or realization of any Loss in respect of which a claim is to be made under this Article V, of the commencement of such Indemnified Proceeding or of such incurrence or realization, enclosing a copy of all relevant documents, including all papers served and claims made, but the omission to so notify the applicable Indemnifying Party promptly of any such Indemnified Proceeding or incurrence or realization shall not relieve (x) such Indemnifying Party from any liability that it may have to such Indemnified Party under this Article V or otherwise, except, as to such Indemnifying Party’s liability under this Article V, to the extent, but only to the extent, that such Indemnifying Party shall have been prejudiced by such omission, or (y) any other indemnitor from liability that it may have to any Indemnified Party.
     Section 5.03 Defense of Proceedings. In case any Indemnified Proceeding shall be brought against any Indemnified Party, it shall notify the applicable Indemnifying Party of the commencement thereof as provided in Section 5.02, and such Indemnifying Party shall be entitled to participate in, and provided such Indemnified Proceeding involves a claim solely for money damages and does not seek an injunction or other equitable relief against the Indemnified Party and is not a criminal or regulatory action, to assume the defense of, such Indemnified Proceeding with counsel reasonably satisfactory to such Indemnified Party. After notice from such Indemnifying Party to such Indemnified Party of such Indemnifying Party’s election to so assume the defense thereof and the failure by such Indemnified Party to object to such counsel within ten (10) Business Days following its receipt of such notice, such Indemnifying Party shall not be liable to such Indemnified Party for legal or other expenses related to such Indemnified Proceedings incurred after such notice of election to assume such defense except as provided below and except for the reasonable costs of investigating, monitoring or cooperating in such defense subsequently incurred by such Indemnified Party reasonably necessary in connection with the defense thereof. Such Indemnified Party shall have the right to employ its counsel in any such Indemnified Proceeding, but the reasonable fees and expenses of such counsel shall be at the expense of such Indemnified Party unless:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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               (i) the employment of counsel by such Indemnified Party at the expense of the applicable Indemnifying Party has been authorized in writing by such Indemnifying Party;
               (ii) such Indemnified Party shall have reasonably concluded in its good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between the applicable Indemnifying Party and such Indemnified Party in the conduct of the defense of such Indemnified Proceeding or that there are or may be one or more different or additional defenses, claims, counterclaims, or causes of action available to such Indemnified Party (it being agreed that in any case referred to in this clause (ii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);
               (iii) the applicable Indemnifying Party shall not have employed counsel reasonably acceptable to the Indemnified Party to assume the defense of such Indemnified Proceeding within a reasonable time after notice of the commencement thereof; provided, however, that (A) this clause (iii) shall not be deemed to constitute a waiver of any conflict of interest that may arise with respect to any such counsel, and (B) an Indemnified Party may not invoke this clause (iii) if such Indemnified Party failed to timely object to such counsel pursuant to the first paragraph of this Section 5.03 above (it being agreed that in any case referred to in this clause (iii) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party); or
               (iv) any counsel employed by the applicable Indemnifying Party shall fail to timely commence or diligently conduct the defense of such Indemnified Proceeding and such failure has prejudiced (or is in immediate danger of prejudicing) the outcome of such Indemnified Proceeding (it being agreed that in any case referred to in this clause (iv) such Indemnifying Party shall not have the right to direct the defense of such Indemnified Proceeding on behalf of the Indemnified Party);
in each of which cases the reasonable fees and expenses of counsel for such Indemnified Person shall be at the expense of such Indemnifying Person. The Indemnifying Person shall be responsible for the reasonable fees and expenses of only one counsel retained by all Indemnified Persons with respect to any Indemnified Proceeding, and any additional counsel shall be retained at the expense of such Indemnified Person, unless counsel for any Indemnified Person reasonably concludes in good faith (which conclusion shall be determinative unless a court determines that such conclusion was not reached reasonably and in good faith) that there is or may be a conflict of interest between such Indemnified Person and one or more other Indemnified Persons in the conduct of the defense of such Indemnified, in which case the Indemnifying Person shall be responsible for the reasonable fees and expenses of such additional counsel.
     Section 5.04 Settlement. Without the prior written consent of such Indemnified Party, such Indemnifying Party shall not settle or compromise, or consent to
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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the entry of any judgment in, any pending or threatened Indemnified Proceeding, unless such settlement, compromise, consent or related judgment (i) includes an unconditional release of such Indemnified Party from all liability for Losses arising out of such claim, action, investigation, suit or other legal Indemnified Proceeding, (ii) provides for the payment of money damages as the sole relief for the claimant (whether at law or in equity), (iii) involves no admission of fact adverse to the Indemnified Party or finding or admission of any violation of Law or the rights of any Person by the Indemnified Party, and (iv) is not in the nature of a criminal or regulatory action. No Indemnified Party shall settle or compromise, or consent to the entry of any judgment in, any pending or threatened Indemnified Proceeding (A) in respect of which any payment would result hereunder or under, (B) which includes an injunction that will materially adversely affect any Indemnifying Party, (C) which involves an admission of fact adverse to the Indemnifying Party or a finding or admission of any violation of Law or the rights of any Person by the Indemnifying Party, or (D) which is in the nature of a criminal or regulatory action, without the prior written consent of the Indemnifying Party, such consent not to be unreasonably conditioned, withheld or delayed.
ARTICLE VI
TRANSFER RESTRICTIONS
     Section 6.01 Transfer Restrictions. Holdings agrees (and agrees to cause all of its members and any subsequent transferees thereof to so agree) that (i) except as specifically set forth in the proviso immediately below and without limiting the transfer restrictions in the Direct Investment Warrant, the Additional Investment Warrant and the Non-IV Warrant, it will not, directly or indirectly, offer, sell, assign, transfer, distribute, grant or sell a participation in, pledge or otherwise dispose of any Company Securities or solicit any offers to buy or otherwise acquire, or take a pledge of, any of the Company Securities (collectively, “Transfer”) unless such Company Securities are registered and/or qualified under the Securities Act and applicable state securities Laws, or unless an exemption from the registration or qualification requirements is otherwise available; provided, that, prior to such registration or qualification, (x) Holdings may Transfer the Company Securities to Investors, RRD and each Symphony Fund, (y) Investors may Transfer the Company Securities to its members, and (z) SCP may, in a single distribution, further Transfer the Company Securities to its limited partners, but in no event shall any of RRD, the members of Investors (other than SCP) or SCP’s limited partners further Transfer such Company Securities prior to their registration or qualification (unless pursuant to an exemption from registration or qualification or in accordance with clauses (x), (y) or (z)); and (ii) with respect to a private placement of the Company Securities, no Transfer of such Company Securities shall be effective or recognized unless the transferor and the transferee make the representations and agreements contained herein and furnish to the Company such certifications and other information as the Company may reasonably request to confirm that any proposed transfer complies with the restrictions set forth herein and any applicable Laws.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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     Section 6.02 Legends.
          (a) Holdings acknowledges and agrees that the Company shall affix to each stock certificate or warrant, as applicable, representing the Company Securities a legend in substantially the following form (the “Share Legend”):
“[THE SHARES][THE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.”
“[THE SHARES][THE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”
“[THE SHARES][THE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK AND WARRANT PURCHASE AGREEMENT, DATED AS OF OCTOBER 1, 2008, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS [STOCK][WARRANT] CERTIFICATE WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH TRANSFER COMPLIES WITH SUCH RESTRICTIONS.”
     Section 6.03 Share Legend Removal. If the certificates representing such Company Securities include a Share Legend (as set forth in Section 6.02 hereof), the Company shall, upon a request from Holdings, or a member or subsequent transferee thereof, as soon as practicable but in no event more than thirty (30) days after receiving such request, remove or cause to be removed (i) if the Company Securities, cease to be restricted securities, the securities law portion of the Share Legend and/or (ii) in the event
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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of a sale of the Company Securities in compliance with the transfer restrictions, the transfer restriction portion of the Share Legend, from such certificates representing the Company Securities as Holdings, or such member or transferee, shall designate, in accordance with the terms hereof and, if applicable, in accordance with the terms of the applicable Company Securities.
     Section 6.04 Improper Transfer. Any attempt to sell, assign, transfer, grant or sell a participation in, pledge or otherwise dispose of any Company Securities not in compliance with this Agreement shall be null and void and the Company, and such transfer agent as the Company may employ, shall give no effect to, and shall not register or record a transfer pursuant to, such attempted sale, assignment, transfer, grant, sale of a participation, pledge or other disposition that is not made in accordance with the terms of this Agreement.
ARTICLE VII
MISCELLANEOUS
     Section 7.01 Notice of Breach. Each Party covenants and agrees that, upon its acquiring Knowledge of any breach by it of any representation, warranty, covenant or any other term or condition of this Agreement or acquiring Knowledge of a material event or development that is, or is reasonably expected to be, adverse to the other Party with respect to any Program or the transactions contemplated hereby, such Party shall promptly notify the other Party in writing within three (3) Business Days of acquiring such Knowledge; provided, that the failure to provide such notice shall not impair or otherwise be deemed a waiver of any rights any Party may have arising from such breach, material event or development and that notice under this Section 7.01 shall not in itself constitute notice of any breach, unless explicitly stated in such notice.
     Section 7.02 Notices. Any notice, request, demand, waiver, consent, approval or other communication which is required or permitted to be given to any Party shall be in writing addressed to the Party at its address set forth below and shall be deemed given (i) when delivered to the Party personally, (ii) if sent to the Party by facsimile transmission (promptly followed by a hard-copy delivered in accordance with this Section 7.02), when the transmitting Party obtains written proof of transmission and receipt; provided, however, that notwithstanding the foregoing, any communication sent by facsimile transmission after 5:00 P.M. (receiving Party’s time) or not on a Business Day shall not be deemed received until the next Business Day, (iii) when delivered by next Business Day delivery by a nationally recognized courier service, or (iv) if sent by registered or certified mail, when received, provided postage and registration or certification fees are prepaid and delivery is confirmed by a return receipt:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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     the Company:
OXiGENE, Inc.
230 Third Avenue
Waltham, MA 02451
Attn:     Chief Executive Officer
Facsimile: (781) 547-6800
     with a copy to:
Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn:     Jeffrey M. Wiesen, Esq.
Facsimile: (617) 542-2241
     Holdings:
Symphony ViDA Holdings LLC
7361 Calhoun Place, Suite 325
Rockville, MD 20855
Attn:     Robert L. Smith, Jr.
Facsimile: (301) 762-6154
     with a copy to:
Symphony Capital Partners, L.P.
875 Third Avenue, 18th Floor
New York, NY 10022
Attn:      Mark Kessel
Facsimile: (212) 632-5401
     and
Symphony Strategic Partners, LLC
875 Third Avenue, 18th Floor
New York, NY 10022
Attn:      Mark Kessel
Facsimile: (212) 632-5401
or to such other address as such Party may from time to time specify by notice given in the manner provided herein to each other Party entitled to receive notice hereunder.
     Section 7.03 Governing Law; Consent to Jurisdiction and Service of Process.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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          (a) This Agreement shall be governed by, and construed in accordance with, the Laws of the State of New York; except to the extent that this Agreement pertains to the internal governance of the Company, and to such extent this Agreement shall be governed and construed in accordance with the Laws of the State of Delaware.
          (b) Each of the Parties hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York state court and any Delaware state court or federal court of the United States of America sitting in New York County or Wilmington, Delaware, and any appellate court from any jurisdiction thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the Parties hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court, any such Delaware State court or, to the fullest extent permitted by Law, in such federal court. Each of the Parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Nothing in this Agreement shall affect any right that any Party may otherwise have to bring any action or proceeding relating to this Agreement.
          (c) Each of the Parties irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court, or any Delaware State or federal court. Each of the Parties hereby irrevocably waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each of the parties hereby consent to service of process by mail.
     Section 7.04 Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     Section 7.05 Entire Agreement. This Agreement (including any Annexes, Schedules, Exhibits or other attachments here) constitutes the entire agreement between the Parties with respect to the matters covered hereby and supersedes all prior and contemporaneous agreements, correspondence, discussion and understandings with respect to such matters between the Parties, excluding the other Operative Documents.
     Section 7.06 Amendment and Waivers. The terms of this Agreement shall not be waived, altered, modified, amended or supplemented in any manner whatsoever except by a written instrument signed by each of the Parties. Any Party may waive, solely with respect to itself, any one or more of its rights hereunder without the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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consent of any other Party hereto; provided, that no such waiver shall be effective unless set forth in a written instrument executed by the Party hereto against whom such waiver is to be effective.
     Section 7.07 Counterparts. This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which taken together shall constitute one and the same Agreement.
     Section 7.08 Assignment and Successors. Except as otherwise permitted pursuant to Article VI hereof, neither the Company nor Holdings may Transfer, in whole or in part, any or all of its rights or obligations hereunder to any Person (a “Transferee”) without the prior written approval of the other Party; provided, however, that the Company, without the prior approval of the other Party, acting in accordance with Section 2A of the Purchase Option Agreement, may make such Transfer to any Person which acquires all or substantially all of the Company’s assets or business (or assets or business related to the Programs) or which is the surviving or resulting Person in a merger or consolidation with the Company; provided further, that in the event of any permitted Transfer by Holdings, Holdings shall provide written notice to the Company of any such Transfer not later than ten (10) days after such Transfer setting forth the identity and address of the Transferee and summarizing the terms of the Transfer.
     Section 7.09 Specific Performance. The Parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either Party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement by the other Party and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either Party may be entitled by Law or equity.
[SIGNATURES FOLLOW ON NEXT PAGE]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
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     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective officers or other representatives thereunto duly authorized, as of the date first above written.

OXiGENE, INC.

By:	/s/ John A. Kollins Name: John A. Kollins
Title: Chief Operating Officer

SYMPHONY ViDA HOLDINGS LLC

By:	Symphony Capital Partners, L.P., its Manager

By:	Symphony Capital GP, L.P., its general partner

By:	Symphony GP, LLC, its general partner

By:	/s/ Mark Kessel Name: Mark Kessel
Title: Managing Member
[Signature Page to Stock and Warrant Purchase Agreement]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

26

ANNEX A
CERTAIN DEFINITIONS
     “$” means United States dollars.
     “33 Act Legend” has the meaning set forth in Section 2(f) of the Purchase Option Agreement.
     “Accredited Investor” has the meaning set forth in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.
     “Act” means the Delaware Limited Liability Company Act, 6 Del. C. § 18-101 et seq.
     “Activity” means:
          (a) in the case of goods or services procured from third party vendors, the resources applied (and the costs incurred therefor) on one clinical study or protocol under a single contract with a vendor, said contract consisting of either a purchase order or a stand alone contract, if for a one-time purchase, or any work order under a master contract or master services agreement, if for multiple purchases of similar goods or services from the same vendor; and
          (b) in the case of internally provided goods or services, the resources applied, allocated or reallocated (and the costs associated therewith) under a single budgetary line item for any Program.
     “Ad Hoc Meeting” has the meaning set forth in Paragraph 6 of Annex B of (i) the Amended and Restated Research and Development Agreement, with respect to the Operative Documents, and (ii) the Advisory Agreement, with respect to the Zybrestat Operative Documents.
     “Additional Closing Date” has the meaning set forth in Section 2(c) of the Additional Funding Agreement.
     “Additional Funding Agreement” means the Additional Funding Agreement, dated as of the Closing Date, among the Company, Holdings, Investors and the Symphony Collaboration.
     “Additional Holdings Funding” has the meaning set forth in the Preliminary Statement of the Additional Funding Agreement.
     “Additional Holdings Funding Commitment” has the meaning set forth in the Preliminary Statement of the Additional Funding Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

     “Additional Holdings Payment Amount” has the meaning set forth in Section 3(a) of the Additional Funding Agreement.
     “Additional Investment Shares” has the meaning set forth in the Preliminary Statement of the Additional Funding Agreement.
     “Additional Investment Warrant” has the meaning set forth in Section 5(b) of the Additional Funding Agreement.
     “Additional Party” has the meaning set forth in Section 14 of the Confidentiality Agreement or the Zybrestat Confidentiality Agreement, as the case may be.
     “Additional Regulatory Filings” means such Governmental Approvals as required to be made under any law applicable to the purchase of the Symphony Collaboration Equity Securities under the Purchase Option Agreement.
     “Adjusted Capital Account Deficit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Advisory Agreement” means the Zybrestat Advisory Agreement, dated as of the Closing Date, between Holdings and the Company.
     “Advisory Committee” has the meaning set forth in Article 3 of the Advisory Agreement.
     “Advisory Committee Charter” has the meaning set forth in Article 3 of the Advisory Agreement.
     “Advisory Services” has the meaning set forth in Section 1(a) of the RRD Zybrestat Services Agreement.
     “Affected Member” has the meaning set forth in Section 26 of the Investors LLC Agreement.
     “Affiliate” means, with respect to any Person (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director, general partner, member or trustee of such Person, or (iii) any Person who is an officer, director, general partner, member or trustee of any Person described in clauses (i) or (ii) of this sentence. For purposes of this definition, the terms “controlling,” “controlled by” or “under common control with” shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person or entity, whether through the ownership of voting securities, by contract or otherwise, or the power to elect at least 50% of the directors, managers, general partners, or persons exercising similar authority with respect to such Person or entities.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “Amended and Restated Research and Development Agreement” means the Amended and Restated Research and Development Agreement dated as of the Closing Date, among the Company, Holdings and the Symphony Collaboration.
     “Angiogene License Agreement” has the meaning set forth in Schedule 2.2 of the Novated and Restated Technology License Agreement.
     “Approved Amount” has the meaning set forth in Section 2(b) of the Additional Funding Agreement.
     “ASU License Agreement” has the meaning set forth in Schedule 2.2 of the Novated and Restated Technology License Agreement.
     “Asset Value” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Auditors” means an independent certified public accounting firm of recognized national standing.
     “Balance Sheet Deficiency” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Balance Sheet Deficiency Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Balance Sheet Deficiency Threshold” shall be equal to $[ * ].
     “Bankruptcy Code” means the United States Bankruptcy Code.
     “Bankruptcy Event” means, with respect to a Person, the occurrence of either of the following:
          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person of all or substantially all of its assets, or any similar action with respect to such Person under any Law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of [ * ] consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy Laws or other similar Laws now or hereafter in effect; or
          (b) such Person shall generally not pay its debts as such debts become due or shall admit in writing its inability to pay its debts generally or such Person
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar Law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee (other than a trustee under a deed of trust, indenture or similar instrument), custodian, sequestrator (or other similar official) for, such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall be adjudicated insolvent, or admit in writing its inability to pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors shall vote to implement any of the foregoing.
     “Baylor License Agreement” has the meaning set forth in Schedule 2.2 of the Novated and Restated Technology License Agreement.
     “Bio-Reductive Trigger” means a [ * ] on a [ * ] that [ * ] such [ * ] but which such [ * ] a [ * ] or other [ * ] under [ * ] to [ * ] the [ * ], including (a) a [ * ] or (b) a [ * ].
     “BMS License Agreement” has the meaning set forth in Schedule 2.2 of the Novated and Restated Technology License Agreement.
     “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.
     “Capital Contributions” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Capitalized Leases” means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.
     “Cash Available for Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Chair” has the meaning set forth in Paragraph 4 of Annex B to the Amended and Restated Research and Development Agreement.
     “Change of Control” means and includes the occurrence of any of the following events, but specifically excludes (i) acquisitions of capital stock directly from the Company for cash, whether in a public or private offering, (ii) sales of capital stock by stockholders of the Company, and (iii) acquisitions of capital stock by or from any employee benefit plan or related trust:
          (a) the merger, reorganization or consolidation of the Company into or with another corporation or legal entity in which the Company’s stockholders holding the right to vote with respect to matters generally immediately preceding such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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merger, reorganization or consolidation, own less than fifty percent (50%) of the voting securities of the surviving entity; or
          (b) the sale of all or substantially all of the Company’s assets or business.
     “Change of Control Put Option” has the meaning set forth in Section 2A(b) of the Purchase Option Agreement.
     “Change of Control Put Option Exercise Notice” has the meaning set forth in Section 2A(c) of the Purchase Option Agreement.
     “Class A Member” means a holder of a Class A Membership Interest.
     “Class A Membership Interest” means a Class A Membership Interest in Holdings.
     “Class B Member” means a holder of a Class B Membership Interest.
     “Class B Membership Interest” means a Class B Membership Interest in Holdings.
     “Class C Member” means a holder of a Class C Membership Interest.
     “Class C Membership Interest” means a Class C Membership Interest in Holdings.
     “Class D Member” means a holder of a Class D Membership Interest.
     “Class D Membership Interest” means a Class D Membership Interest in Holdings.
     “Client Schedules” has the meaning set forth in Section 5(b)(i) of the RRD Services Agreement.
     “Clinical Trial Material” means Product and placebo for administration to animals for non-clinical testing or to humans for clinical testing, and Product for non-clinical testing.
     “Closing Date” means October 1, 2008.
     “Closing Market Price” means, depending on when an Operative Document is entered into, either (i) the previous trading day’s closing bid price of Company Common Stock if such Operative Document is entered into during market hours before the close of the regular session of the NASDAQ Global Market or (ii) that
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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day’s closing bid price of Company Common Stock if such Operative Document is entered into after the close of the regular session.
     “CMC” means the chemistry, manufacturing and controls documentation as required for filings with a Regulatory Authority relating to the manufacturing, production and testing of drug products.
     “Code” means the Internal Revenue Code of 1986, as amended from time to time.
     “Combretastatin” mean [ * ] of the [ * ] that [ * ] either a [ * ] or [ * ], in which at least one of the [ * ] is [ * ] with [ * ] or [ * ] or [ * ], including but not limited to [ * ] and [ * ].
     “Common Stock” means the common stock, par value $0.01 per share, of the Symphony Collaboration.
     “Company” means OXiGENE, Inc., a Delaware corporation.
     “Company Accounting Advisor” means Ernst & Young LLP.
     “Company Board” has the meaning set forth in Section 3.02 (e) of the Stock and Warrant Purchase Agreement.
     “Company Common Stock” means the common stock, par value $0.01 per share, of the Company.
     “Company Common Stock Valuation” has the meaning set forth in Section 2(e) of the Purchase Option Agreement.
     “Company Obligations” has the meaning set forth in Section 6.1(a) of the Amended and Restated Research and Development Agreement.
     “Company Payment Amount” has the meaning set forth in Section 4(a) of the Additional Funding Agreement.
     “Company Payment Commitment” has the meaning set forth in the Preliminary Statement of the Additional Funding Agreement.
     “Company Payment Date” has the meaning set forth in Section 4(b) of the Additional Funding Agreement.
     “Company Personnel” has the meaning set forth in Section 8.4 of the Amended and Restated Research and Development Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “Company Public Filings” means all publicly available filings made by the Company with the SEC.
     “Company Securities” has the meaning set forth Section 3.02(b) of the Stock and Warrant Purchase Agreement.
     “Company Shares” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.
     “Company Warrants” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.
     “Company Subcontractor” means a third party that has entered into a Subcontracting Agreement with the Company.
     “Confidential Information” has the meaning set forth in Section 2 of the Confidentiality Agreement or the Zybrestat Confidentiality Agreement, as the case may be.
     “Confidentiality Agreement” means the Confidentiality Agreement, dated as of the Closing Date, among the Symphony Collaboration, Holdings, the Company, SCP, SSP, Investors, Symphony Capital and RRD, as such agreement may be amended or amended and restated from time to time.
     “Conflict Transaction” has the meaning set forth in Article X of the Symphony Collaboration Charter.
     “Control” means, with respect to any material, information or intellectual property right, that a Party owns or has a license to such item or right, and has the ability to grant the other Party access, a license or a sublicense (as applicable) in or to such item or right as provided in the Operative Documents or Zybrestat Operative Documents, as applicable, without violating the terms of any agreement or other arrangement with any third party.
     “Cross Program Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
     “Debt” of any Person means, without duplication:
          (a) all indebtedness of such Person for borrowed money,
          (b) all obligations of such Person for the deferred purchase price of property or services (other than any portion of any trade payable obligation that shall not have remained unpaid for [ * ] days or more from the later of (A) the original due date of such portion and (B) the customary payment date in the industry and relevant market for such portion),
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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          (c) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments,
          (d) all obligations of such Person created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (whether or not the rights and remedies of the seller or lender under such agreement in an event of default are limited to repossession or sale of such property),
          (e) all Capitalized Leases to which such Person is a party,
          (f) all obligations, contingent or otherwise, of such Person under acceptance, letter of credit or similar facilities,
          (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise acquire for value any Equity Securities of such Person,
          (h) the net amount of all financial obligations of such Person in respect of Hedge Agreements,
          (i) the net amount of all other financial obligations of such Person under any contract or other agreement to which such Person is a party,
          (j) all Debt of other Persons of the type described in clauses (a) through (i) above guaranteed, directly or indirectly, in any manner by such Person, or in effect guaranteed, directly or indirectly, by such Person through an agreement (A) to pay or purchase such Debt or to advance or supply funds for the payment or purchase of such Debt, (B) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Debt or to assure the holder of such Debt against loss, (C) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (D) otherwise to assure a creditor against loss, and
          (k) all Debt of the type described in clauses (a) through (i) above secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property (including accounts and contract rights) owned or held or used under lease or license by such Person, even though such Person has not assumed or become liable for payment of such Debt.
     “Declaration Period” has the meaning set forth in Section 2(a)(ii) of the Purchase Option Agreement.
     “Development Budget” means (i) the budget (comprised of the Program Specific Budget Component with components for each Program and the Cross Program Budget Component) for the implementation of the Development Plan, as may be further
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement, or (ii) the budget for the implementation of the Development Plan, as may be further developed and revised from time to time in accordance with the Advisory Committee Charter and the Advisory Agreement, as the case may be.
     “Development Committee” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
     “Development Committee Charter” has the meaning set forth in Article 3 of the Amended and Restated Research and Development Agreement.
     “Development Committee Indemnification Agreement” means the Indemnification Agreement among the Symphony Collaboration and the members of the Development Committee named therein, dated as of the Closing Date, as such agreement may be amended and restated from time to time.
     “Development Committee Member” has the meaning set forth in Paragraph 1 of Annex B to the Amended and Restated Research and Development Agreement.
     “Development Plan” means (i) with respect to the Operative Documents, the development plan covering all the Programs with components for each Program, as may be further developed and revised from time to time in accordance with the Development Committee Charter and the Amended and Restated Research and Development Agreement, or (ii) with respect to the Zybrestat Operative Documents, the development plan covering the Zybrestat Program, as may be further developed and revised from time to time in accordance with the Advisory Committee Charter and the Advisory Agreement, as the case may be.
     “Development Product” means a Product that is administered in a clinical trial performed pursuant to the Development Plan.
     “Development Services” has the meaning set forth in Section 1(b) of the RRD Services Agreement.
     “DGCL” means Delaware General Corporate Law, as amended from time to time.
     “Direct Investment Shares” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Direct Investment Warrant” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

9

     “Director(s)” means the Persons identified as such in the Preliminary Statement of the Indemnification Agreement (including such Persons as may become parties thereto after the date hereof).
     “Disclosing Party” has the meaning set forth in Section 4 of the Confidentiality Agreement or the Zybrestat Confidentiality Agreement, as the case may be.
     “Discontinuation Option” has the meaning set forth in Section 11(a) of the Amended and Restated Research and Development Agreement.
     “Discontinuation Option Closing Date” means the date of expiration of the Discontinuation Option pursuant to Section 11(a) of the Amended and Restated Research and Development Agreement.
     “Discontinuation Price” has the meaning set forth in Section 11(a) of the Amended and Restated Research and Development Agreement.
     “Discontinued Funds” has the meaning set forth in Section 8.1(b) of the Amended and Restated Research and Development Agreement.
     “Discontinued Program” has the meaning set forth in Section 2.10 of the Novated and Restated Technology License Agreement.
     “Disinterested Directors” has the meaning set forth in Article X of the Symphony Collaboration Charter.
     “Disposition” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Distribution” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “DMF” means a Regulatory File relating to the manufacture of a Product, including any drug master file or similar file.
     “Effective Registration Date” has the meaning set forth in Section 1 of the Registration Rights Agreement.
     “Encumbrance” means (i) any security interest, pledge, mortgage, lien (statutory or other), charge or option to purchase, lease or otherwise acquire any interest, (ii) any adverse claim, restriction, covenant, title defect, hypothecation, assignment, deposit arrangement, license or other encumbrance of any kind, preference or priority, or (iii) any other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “Equity Securities” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.
     “ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.
     “Excepted Debt” has the meaning set forth in Section 5(c)(iii) of the Purchase Option Agreement.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Existing Confidentiality Agreement” has the meaning set forth in Section 2(a) of the Confidentiality Agreement.
     “FDA” means the United States Food and Drug Administration or its successor agency in the United States.
     “FDA Sponsor” has the meaning set forth in Section 5.1 of the Amended and Restated Research and Development Agreement.
     “Final Termination Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Financial Audits” has the meaning set forth in Section 6.6 of the Amended and Restated Research and Development Agreement.
     “Financing” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Fiscal Year” has the meaning set forth in each Operative Document in which it appears.
     “FTE” means the time and effort of one or more qualified scientists, technicians, project managers, preclinical or clinical research personnel, regulatory personnel, or patent professionals that is equivalent to [ * ] hours per year.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “Funds Termination Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Funds Termination Notice” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “GAAP” means generally accepted accounting principles in effect in the United States of America from time to time.
     “Governmental Approvals” means authorizations, consents, orders, declarations or approvals of, or filings with, or terminations or expirations of waiting periods imposed by any Governmental Authority.
     “Governmental Authority” means any United States or non-United States federal, national, supranational, state, provincial, local, or similar government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.
     “Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, determination or award entered by or with any Governmental Authority.
     “Hedge Agreement” means any interest rate swap, cap or collar agreement, interest rate future or option contract, currency swap agreement, currency future or option contract or other similar hedging agreement.
     “Holdings” means Symphony ViDA Holdings LLC, a Delaware limited liability company.
     “Holdings Expenses” has the meaning set forth in Section 5.09 of the Holdings LLC Agreement.
     “Holdings LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of Holdings dated as of the Closing Date.
     “Holdings Property” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “HSR Filings” means the pre-merger notification and report forms required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
     “IND” means an Investigational New Drug Application, as described in 21 U.S.C. § 355(i)(1) and 21 C.F.R. § 312 in the regulations promulgated by the United States Food and Drug Administration, or any foreign equivalent thereof.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “Indemnification Agreement” means the Indemnification Agreement among the Symphony Collaboration and the Directors named therein, dated as of the Closing Date, as such agreement may be amended or amended and restated from time to time.
     “Indemnified Party” has the meaning set forth in each Operative Document or Zybrestat Operative Document in which it appears.
     “Indemnified Proceeding” has the meaning set forth in each Operative Document or Zybrestat Operative Document in which it appears.
     “Indemnifying Party” has the meaning set forth in each Operative Document or Zybrestat Operative Document in which it appears.
     “Initial Holdings LLC Agreement” means the Agreement of Limited Liability Company of Holdings, dated July 31, 2008.
     “Initial Investors Funding” means the initial $15,000,000 contribution to the Symphony Collaboration by the Investors through Holdings.
     “Initial Investors LLC Agreement” means the Agreement of Limited Liability Company of Investors, dated July 31, 2008.
     “Initial LLC Member” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Interest Certificate” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Investment Company Act” means the Investment Company Act of 1940, as amended.
     “Investment Policy” has the meaning set forth in Section 1(a)(vi) of the RRD Services Agreement.
     “Investors” means Symphony ViDA Investors LLC.
     “Investors LLC Agreement” means the Amended and Restated Agreement of Limited Liability Company of Investors dated as of the Closing Date.
     “IRS” means the U.S. Internal Revenue Service.
     “IV Commercialization Activities” means submitting an application for, or obtaining regulatory approval of, or the promotion of any IV Ophthalmology Product.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “IV Ophthalmology Product” means [ * ] comprising [ * ] and [ * ] or other[ * ]. [ * ] do not include products that are [ * ] or other [ * ].
     “Key Personnel” means those Company Personnel listed on Schedule 6.4 to the Amended and Restated Research and Development Agreement or the Advisory Agreement, as applicable, as such schedule may be updated from time to time by mutual agreement of the parties to the Amended and Restated Research and Development Agreement or the Advisory Agreement, as applicable.
     “Know-How” means any and all proprietary technology, including without limitation, manufacturing processes or protocols, know-how, writings, documentation, data, technical information, techniques, results of experimentation and testing, diagnostic and prognostic assays, specifications, databases, any and all laboratory, research, pharmacological, toxicological, analytical, quality control, non-clinical and clinical data, and other information and materials, whether or not patentable.
     “Knowledge” of the Company, the Symphony Collaboration or Holdings, as the case may be, means, as of any relevant date, the actual (and not imputed) knowledge of the executive officers or managing member of such Person holding such office at such time, without the duty of inquiry or investigation.
     “Law” means any law, statute, treaty, constitution, regulation, rule, ordinance, order or Governmental Approval, or other governmental restriction, requirement or determination, of or by any Governmental Authority.
     “License” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Licensed Intellectual Property” means the Licensed Patent Rights and the Licensed Know-How.
     “Licensed Know-How” means any and all Know-How that is Controlled by Licensor or its Affiliates on or after the Closing Date and prior to the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option that relates to, or is exploitable in connection with, the Licensed Patent Rights, Regulatory Files, Products or the Programs.
     “Licensed Patent Rights” means:
          (a) [ * ] and [ * ] and [ * ] prior to the expiration or termination of the [ * ] without [ * ] relating to, or exploitable in connection with, any [ * ] and/or any [ * ];
          (b) [ * ] and [ * ] or [ * ] of the [ * ] or [ * ] described in (a) filed prior to the [ * ] without [ * ]; and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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          (c) [ * ] and [ * ] of the [ * ] or [ * ] described in (a) or (b) filed after [ * ] but solely to the extent the subject matter in any such [ * ].
     Licensed Patent Rights include (i) [ * ] and (ii) [ * ].
     “Licensor” means the Company.
     “Licensor Regulatory Files” means any IND, NDA, DMF or any other correspondence or filings filed with or received from any Regulatory Authority Controlled by Licensor or its Affiliates at any time subsequent to the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option relating to, or exploitable in connection with, Zybrestat Compounds.
     “Licensor Zybrestat Patents” means, other than the [ * ], any and all other patents, patent applications and invention disclosures [ * ].
     “Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Liquidating Event” has the meaning set forth in Section 8.01 of the Holdings LLC Agreement.
     “LLC Agreements” means the Initial Holdings LLC Agreement, the Holdings LLC Agreement, the Initial Investors LLC Agreement and the Investors LLC Agreement.
     “Loss” has the meaning set forth in each Operative Document in which it appears.
     “Management Fee” has the meaning set forth in Section 6(a) of the RRD Services Agreement.
     “Management Services” has the meaning set forth in Section 1(a) of the RRD Services Agreement.
     “Manager” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, RRD in its capacity as the provider of Management Services on behalf of the Symphony Collaboration pursuant to the RRD Services Agreement.
     “Manager Event” has the meaning set forth in Section 3.01(g) of the Holdings LLC Agreement.
     “Material Adverse Effect” means, with respect to any Person, a material adverse effect on (i) the business, assets, property or condition (financial or otherwise) of such Person or, (ii) its ability to comply with and satisfy its respective agreements and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

15

obligations under the Operative Documents or the Zybrestat Operative Documents, as applicable, or, (iii) the enforceability of the obligations of such Person under any of the Operative Documents or the Zybrestat Operative Documents, as applicable, to which it is a party.
     “Maximum Premium” has the meaning set forth in Section 4.03(d) of the Stock and Warrant Purchase Agreement.
     “Medical Discontinuation Event” means a series of adverse events, side effects or other undesirable outcomes that, when collected in a Program, would cause a reasonable FDA Sponsor to discontinue such Program.
     “Membership Interest” means (i) for each LLC Agreement in which it appears, the meaning set forth in such LLC Agreement, and (ii) for each other Operative Document in which it appears, the meaning set forth in the Holdings LLC Agreement.
     “NASDAQ Rules” means the rules and regulations promulgated by the NASDAQ Stock Market, including, without limitation, Rules 4350(i)(1)(B) and 4350(i)(1)(D).
     “NDA” means a New Drug Application, as defined in the regulations promulgated by the FDA, or any foreign equivalent thereof.
     “Non-IV Closing Date” means the date, chosen by Holdings, at which the Non-IV Shares and/or Non-IV Warrant are issued and purchased by Holdings; provided that Holdings must select a date within one year after the Company delivers the Non-IV Notice.
     “Non-IV Notice” means a notice from the Company stating that that the Company believes in good faith that the licensing and/or commercialization of a Zybrestat Compound for use in any oncology indication will be benefited by prohibiting the Symphony Collaboration from conducting IV Commercialization Activities and stating that the Symphony Collaboration shall be prohibited from conducting any future IV Commercialization Activities.
     “Non-IV Shares” means (a) 4,000,000 (four million) shares of Company Common Stock if the Symphony Collaboration has both (x) completed sufficient clinical trials to enable the conduct of a pivotal trial (as determined by the Development Committee and as approved by the Symphony Collaboration Board) and (y) given the Company written notice that the Symphony Collaboration intends to commence a pivotal trial of an IV VDA Ophthalmology Product or (b) if the Symphony Collaboration has not both (x) completed sufficient clinical trials to enable the conduct of a pivotal trial (as determined by the Development Committee and as approved by the Symphony Collaboration Board) and (y) given the Company written notice that the Symphony
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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Collaboration intends to commence a pivotal trial of an IV VDA Product, 2,000,000 (two million) shares of Company Common Stock.
     “Non-IV Warrant” has the meaning set forth in Section 2.06 of the Stock and Warrant Purchase Agreement.
     “Non-Pivotal Requirements” means that with respect to the applicable contemplated clinical study: (a) the primary purpose for conducting such study, as reasonably determined by the Symphony Collaboration, is to subsequently enable initiation of a pivotal study as the next clinical study with an IV Ophthalmology Product; (b) the primary purpose of such study is not, as reasonably determined by the Symphony Collaboration, to materially benefit or further the development of a product other than an IV Ophthalmology Product; and (c) the Symphony Collaboration has previously completed at least one clinical study with an IV Ophthalmology Product.
     “Novated and Restated Technology License Agreement” means the Novated and Restated Technology License Agreement, dated as of the Closing Date, among the Company, the Symphony Collaboration and Holdings.
     “Operative Documents” means, collectively, the Indemnification Agreement, the Development Committee Indemnification Agreement, the Holdings LLC Agreement, the Purchase Option Agreement, the Stock and Warrant Purchase Agreement, the Subscription Agreement, the Additional Funding Agreement, the Registration Rights Agreement, the Technology License Agreement, the Novated and Restated Technology License Agreement, the RRD Services Agreement, the Research and Development Agreement, the Amended and Restated Research and Development Agreement, the Confidentiality Agreement, the OXiGENE Directors Indemnification Agreement, and each other certificate and agreement executed in connection with any of the foregoing documents.
     “Ophthalmology Product” means any [ * ] or [ * ] comprising a [ * ] for use in the [ * ].
     “Ophthalmology Program” means the identification, development, manufacture and/or use of any Ophthalmology Product.
     “Option Premium Shares” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Optional Company Funding” has the meaning set forth in Section 2(c) of the Additional Funding Agreement.
     “Optional Company Funding Amount” has the meaning set forth in the Preliminary Statement of the Additional Funding Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “OQP” means any [ * ] that contains at least one [ * ] derived from, or that may be converted to, [ * ], including but not limited to [ * ].
     “Organizational Documents” means any certificates or articles of incorporation or formation, partnership agreements, trust instruments, bylaws or other governing documents.
     “Original Agreement” has the meaning set forth in each Operative Document in which it appears.
     “OXi4503” means [ * ] which has the following chemical structure:
     [ * ]
     “OXi4503 Compounds” means [ * ], which has the [ * ] and the following chemical structure:
[ * ]
[ * ].
     “OXiGENE Directors Indemnification Agreement” means the Indemnification Agreement among the Company and the Directors named therein, dated as of the Closing Date, as such agreement may be amended or amended and restated from time to time.
     “Partial Stock Payment” has the meaning set forth in Section 3(a)(iii) of the Purchase Option Agreement.
     “Party(ies)” means, for each Operative Document, Zybrestat Operative Document or other agreement in which it appears, the parties to such Operative Document, Zybrestat Operative Document or other agreement, as set forth therein. With respect to any agreement in which a provision is included therein by reference to a provision in another agreement, the term “Party” shall be read to refer to the parties to the document at hand, not the agreement that is referenced.
     “Payment Terms” has the meaning set forth in Section 8.2 of the Amended and Restated Research and Development Agreement.
     “Percentage” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Permitted Investments” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “Permitted Lien” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Person” means any individual, partnership (whether general or limited), limited liability company, corporation, trust, estate, association, nominee or other entity.
     “Personnel” of a Party means such Party, its employees, subcontractors, consultants, representatives and agents.
     “Prime Rate” means the quoted “Prime Rate” at JPMorgan Chase Bank or, if such bank ceases to exist or is not quoting a base rate, prime rate reference rate or similar rate for United States dollar loans, such other major money center commercial bank in New York City selected by the Manager.
     “Products” means Ophthalmology Products and/or Second Generation OQP Products.
     “Profit” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Program Specific Budget Component” has the meaning set forth in Section 4.1 of the Amended and Restated Research and Development Agreement.
     “Program-Specific Claim” means any claim in a patent or patent application in the Licensed Patent Rights that is directed exclusively to the composition of matter, formulations or use of any Product.
     “Program-Specific Patents” means any and all Licensed Patent Rights that contain at least one Program-Specific Claim.
     “Program” or “Programs” means the Ophthalmology Program and/or the Second Generation OQP Program, with respect to the Operative Documents.
     “Protocol” means a written protocol that meets the substantive requirements of Section 6 of the ICH Guideline for Good Clinical Practice as adopted by the FDA, effective May 9, 1997, and is included within the Development Plan or later modified or added to the Development Plan pursuant to the Amended and Restated Research and Development Agreement or the Advisory Agreement, as the case may be.
     “Public Companies” has the meaning set forth in Section 5(e) of the Purchase Option Agreement.
     “Purchase Option” has the meaning set forth in Section 1(a) of the Purchase Option Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

19

     “Purchase Option Agreement” means the Purchase Option Agreement dated as of the Closing Date, among the Company, Holdings and the Symphony Collaboration.
     “Purchase Option Closing” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Closing Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Commencement Date” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Purchase Option Exercise Date” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Exercise Notice” has the meaning set forth in Section 2(a) of the Purchase Option Agreement.
     “Purchase Option Period” has the meaning set forth in Section 1(c)(iii) of the Purchase Option Agreement.
     “Purchase Option Shares” has the meaning set forth in the recitals to the Registration Rights Agreement.
     “Purchase Price” has the meaning set forth in Section 2(b) of the Purchase Option Agreement.
     “QA Audits” has the meaning set forth in Section 6.5 of the Amended and Restated Research and Development Agreement.
     “Regulatory Allocation” has the meaning set forth in Section 3.06 of the Holdings LLC Agreement.
     “Regulatory Authority” means the United States Food and Drug Administration, or any successor agency in the United States, or any health regulatory authority(ies) in any other country that is a counterpart to the FDA and has responsibility for granting registrations or other regulatory approval for the marketing, manufacture, storage, sale or use of drugs in such other country.
     “Regulatory Files” means any IND, NDA, DMF or any other correspondence or filings filed with or received from any Regulatory Authority with respect to the Programs.
     “Representative” of any Person means such Person’s shareholders, principals, directors, officers, employees, members, managers and/or partners.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

20

     “Research and Development Agreement” means the Research and Development Agreement, dated as of the Closing Date, between the Company and Holdings.
     “RRD” means RRD International, LLC, a Delaware limited liability company.
     “RRD Indemnified Party” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
     “RRD Loss” has the meaning set forth in Section 10(a) of the RRD Services Agreement.
     “RRD Personnel” has the meaning set forth in Section 1(a)(ii) of the RRD Services Agreement.
     “RRD Services Agreement” means the RRD Services Agreement, between the Symphony Collaboration and RRD, dated as of the Closing Date.
     “RRD Zybrestat Services Agreement” means the RRD Zybrestat Services Agreement, between Holdings, the Company and RRD, dated as of the Closing Date.
     “Schedule K-1” has the meaning set forth in Section 9.02(a) of the Holdings LLC Agreement.
     “Scheduled Meeting” has the meaning set forth in Paragraph 6 of Annex B of the Amended and Restated Research and Development Agreement.
     “Scientific Discontinuation Event” has the meaning set forth in Section 4.2(c) of the Amended and Restated Research and Development Agreement.
     “SCP” means Symphony Capital Partners, L.P., a Delaware limited partnership.
     “Second Generation OQP Products” means any pharmaceutical composition or method comprising an OQP.
     “Second Generation OQP Program” means the identification, development, manufacture and/or use of any Second Generation OQP Product.
     “SEC” means the United States Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Share Date” has the meaning set forth in Section 2.02 of the Stock and Warrant Purchase Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

21

     “Solvent” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “SSP” means Symphony Strategic Partners, LLC, a Delaware limited liability company.
     “Stock and Warrant Purchase Agreement” means that certain Stock and Warrant Purchase Agreement, dated as of the Closing Date, by and between the Company and Holdings.
     “Stock Payment Date” has the meaning set forth in Section 2 of the Subscription Agreement.
     “Stock Purchase Price” has the meaning set forth in Section 2 of the Subscription Agreement.
     “Stockholder Approval” means the approval required to be obtained by the Company from its stockholders in accordance with the DGCL, the NASDAQ Rules, the Securities Act, Exchange Act and other applicable Laws to approve the transactions contemplated by the Operative Documents, including, without limitation, the issuance of the Company Securities.
     “Subcontracting Agreement” means (a) any written agreement between the Company and a third party pursuant to which the third party performs any Company Obligations or (b) any work order, change order, purchase order or the like entered into pursuant to Section 6.2 of the Amended and Restated Research and Development Agreement or Section 6.2 of the Advisory Agreement, as the case may be.
     “Sublicense Obligations” has the meaning set forth in Section 3.2 of the Novated and Restated Technology License Agreement.
     “Sublicensed Intellectual Property” has the meaning set forth in Section 3.2 of the Novated and Restated Technology License Agreement.
     “Subscription Agreement” means the Subscription Agreement between the Symphony Collaboration and Holdings, dated as the Closing Date.
     “Subsidiary” of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency); (b) the interest in the capital or profits of such partnership, joint venture or limited liability company; or (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person’s other Subsidiaries.
     “Surviving Entity” means the surviving legal entity which survives the Company after giving effect to a Change of Control.
     “Symphony Capital” means Symphony Capital LLC, a Delaware limited liability company.
     “Symphony Collaboration” means Symphony ViDA, Inc., a Delaware corporation.
     “Symphony Collaboration Auditors” has the meaning set forth in Section 5(b) of the RRD Services Agreement.
     “Symphony Collaboration Board” means the board of directors of the Symphony Collaboration.
     “Symphony Collaboration By-laws” means the By-laws of the Symphony Collaboration, as adopted by resolution of the Symphony Collaboration Board on the Closing Date.
     “Symphony Collaboration Charter” means the Amended and Restated Certificate of Incorporation of the Symphony Collaboration, dated as of the Closing Date.
     “Symphony Collaboration Director Event” has the meaning set forth in Section 3.01(h)(i) of the Holdings LLC Agreement.
     “Symphony Collaboration Enhancements” means [ * ] (including [ * ]), that is made by or on behalf of [ * ], including [ * ] and including [ * ], together with [ * ].
     “Symphony Collaboration Equity Securities” means the Common Stock and any other stock or shares issued by the Symphony Collaboration.
     “Symphony Collaboration Loss” has the meaning set forth in Section 10(b) of the RRD Services Agreement.
     “Symphony Collaboration Relevant Infringement” means an infringement, misappropriation, illegal use or misuse of the Licensed Patent Rights or other Licensed Intellectual Property due to the manufacture, use, sale or importation of any of the Products for which the Company has not exercised a Discontinuation Option.
     “Symphony Collaboration Shareholder” means any Person who owns any Symphony Collaboration Shares.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “Symphony Collaboration Shares” has the meaning set forth in Section 2.02 of the Holdings LLC Agreement.
     “Symphony Fund(s)” means Symphony Capital Partners, L.P., a Delaware limited partnership, and Symphony Strategic Partners, LLC, a Delaware limited liability company.
     “Symphony Regulatory Files” means any IND, NDA, DMF or any other correspondence or filings filed with or received from any Regulatory Authority Controlled by the Symphony Collaboration or its Affiliates at any time subsequent to either (i) the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option; or (ii) the expiration of the Discontinuation Option relating to the Ophthalmology Program without exercise thereof, in either case, relating to, or exploitable in connection with, Zybrestat Compounds.
     “Symphony Zybrestat Patents” means any and all patents, patent applications and invention disclosures Controlled by the Symphony Collaboration or its Affiliates at any time subsequent to the expiration or termination of the Purchase Option without Licensor’s exercise of the Purchase Option relating to, or exploitable in connection with, Zybrestat Compounds.
     “Tangible Materials” means [ * ], that embodies or relates to [ * ], including [ * ]; provided, however, that Tangible Materials shall not include [ * ].
     “Tax Amount” has the meaning set forth in Section 4.02 of the Holdings LLC Agreement.
     “Technology License Agreement” means the Technology License Agreement, dated as of the Closing Date, between the Company and Holdings.
     “Term” has the meaning set forth in Section 4(b)(iv) of the Purchase Option Agreement, unless otherwise stated in the applicable Operative Document.
     “Territory” means the world.
     “Third Party IP” has the meaning set forth in Section 2.9 of the Novated and Restated Technology License Agreement.
     “Third Party License Agreement” means any agreement between the Company or its Affiliates and a third party pursuant to which any element of the Licensed Intellectual Property is licensed to the Company or its Affiliates. Third Party License Agreements include the ASU License Agreement, the Baylor License Agreement, the BMS License Agreement and the Angiogene License Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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     “Third Party Licensor” means a third party from which the Company has received a license or sublicense to Licensed Intellectual Property.
     “Transaction Event” means a merger, acquisition or similar change of control event involving the Company.
     “Transfer” has for each Operative Document in which it appears the meaning set forth in such Operative Document.
     “Transferee” has, for each Operative Document in which it appears, the meaning set forth in such Operative Document.
     “Treasury Regulations” means the rules, regulations and orders, and interpretations thereof, adopted by the IRS under the Code, as in effect from time to time.
     “Vascular Disrupting Agent” means an agent that selectively disrupts abnormal blood vessels or a radioisomer, salt, solvate, polymorph, isomer, metabolite or prodrug thereof, including, but not limited to, Combretastatins; provided, however, that Vascular Disrupting Agents shall not include any such agent that includes a Bio-Reductive Trigger.
     “Voluntary Bankruptcy” has the meaning set forth in Section 1.01 of the Holdings LLC Agreement.
     “Warrant Shares” has the meaning set forth in the Preliminary Statement of the Purchase Option Agreement.
     “Zybrestat” means [ * ], which has the following chemical structure:
[ * ]
     “Zybrestat Compounds” means [ * ] and the following chemical structure:
[ * ]
[ * ].
     “Zybrestat Confidentiality Agreement” means the Confidentiality Agreement, dated as of the Closing Date, among the Symphony Collaboration, Holdings, the Company, SCP, SSP, Investors, Symphony Capital and RRD, as such agreement may be amended or amended and restated from time to time.
     “Zybrestat Indemnification Agreement” means the Advisory Committee Indemnification Agreement, dated as of the Closing Date, among the Company and the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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members of the Advisory Committee named therein, as such agreement may be amended and restated from time to time.
     “Zybrestat Operative Documents” means, collectively, the Advisory Agreement, the RRD Zybrestat Services Agreement, the Advisory Committee Indemnification Agreement and the Zybrestat Confidentiality Agreement.
     “Zybrestat Product” or “Zybrestat Product” has the meaning set forth in the Preliminary Statement of the Advisory Agreement.
     “Zybrestat Program” has the meaning set forth in the Preliminary Statement of the Advisory Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

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EXHIBIT A
FORM OF OPINION OF THE COMPANY’S COUNSEL
See Attached
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

A-1

EXHIBIT B
FORM OF OXIGENE BOARD INDEMNIFICATION AGREEMENT

FORM OF
INDEMNIFICATION AGREEMENT
by and among
THE PERSONS LISTED HEREIN
and
OXiGENE, INC.

Dated as of [                    ], 2008

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Annex A to Stock and Warrant Purchase Agreement

B-1

FORM OF INDEMNIFICATION AGREEMENT
     This INDEMNIFICATION AGREEMENT (this “Agreement”) is entered into as of [                    ], 2008, among OXiGENE, Inc., a Delaware corporation (the “Company”), and each of the Indemnitees (as defined below), each in his or her capacity as a member of the board of directors of the Company.
PRELIMINARY STATEMENT
     WHEREAS, the following persons (including any successors and subsequently elected directors who shall execute counterpart signature pages in accordance with Section 5(c) hereof, the “Directors” and the “Indemnitees”) have each agreed to serve as a member of the board of directors of the Company: Mark Kessel and Alastair J.J. Wood, M.D.;
     WHEREAS, the Company desires to indemnify and hold harmless the Indemnitees as set forth herein;
     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto (the “Parties”) agree as follows:
     Indemnification.
          The Company hereby agrees to and shall indemnify and hold harmless any Indemnitee who was or is a party or is threatened to be made a party, by reason of the fact that the Indemnitee is or was a Director, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such action, suit or proceeding if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the Indemnitee’s conduct was unlawful.
          The Company hereby agrees to and shall indemnify and hold harmless any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B-2	Exhibit B to the Stock and Warrant Purchase Agreement

Director, against expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such action or suit if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.
          To the extent that a present or former Director has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections (1)(a) or (1)(b) hereof, or in defense of any claim, issue or matter therein, such Indemnitee shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such Indemnitee in connection therewith.
          Any indemnification under Sections (1)(a) or (1)(b) hereof (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in such Sections (1)(a) and (1)(b). Such determination shall be made (a) by a majority vote of the Directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (b) by a committee of Directors who are not parties to such action, suit or proceeding designated by majority vote of such Directors, even though less than a quorum, or (c) if there are no Directors who are not parties to such action, suit or proceeding, or if such Directors so direct, by independent legal counsel in a written opinion, or (d) by the stockholders of the Company.
          Expenses (including reasonable attorneys’ fees) incurred by a present or former Indemnitee in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified by the Company as authorized in this Agreement.
          The indemnification and advancement of expenses provided by, or granted pursuant to, the other provisions of this Section 1 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, by-law, agreement, vote of stockholders or disinterested Directors or otherwise and in any capacity.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B-3	Exhibit B to the Stock and Warrant Purchase Agreement

          Pursuant to the Stock and Warrant Purchase Agreement, the Company shall purchase and maintain insurance on behalf of the Indemnitees against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify such Indemnitee against such liability under the provisions of Section 145 of the General Corporation Law of the State of Delaware.
          The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 1 shall continue as to any Indemnitee who has ceased to be an Indemnitee of the Company and shall inure to the benefit of the heirs, executors and administrators of such Indemnitee.
     Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.
     Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT.
     Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the matters covered hereby and supersedes all prior agreements and understandings with respect to such matters between the Parties.
     Amendment; Counterparts; Additional Indemnitees.
          The terms of this Agreement shall not be altered, modified, amended, waived or supplemented in any manner whatsoever except by a written instrument signed by each of the Parties.
          This Agreement may be executed in one or more counterparts, each of which, when executed, shall be deemed an original but all of which, taken together, shall constitute one and the same Agreement.
          Persons who become Indemnitees after the date hereof may become a party hereto by executing a counterpart of this Agreement and upon the acknowledgement of such execution by the Company.
[SIGNATURES FOLLOW ON NEXT PAGE]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B-4	Exhibit B to the Stock and Warrant Purchase Agreement

     IN WITNESS WHEREOF, the Parties hereto have signed this Agreement as of the day and year first above written.

OXIGENE, INC.
By:
	Name:	John A. Kollins
	Title:	Chief Operating Officer

DIRECTORS:
By:
	Name:	Mark Kessel
	Title:	Director

By:
	Name:	Alastair J.J. Wood, M.D.
	Title:	Director

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

B-5	Exhibit B to the Stock and Warrant Purchase Agreement

EXHIBIT 2.05
FORM OF ADDITIONAL INVESTMENT WARRANT
NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.
THE WARRANT EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK AND WARRANT PURCHASE AGREEMENT, DATED AS OF OCTOBER 1, 2008, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS WARRANT WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.
OXiGENE, INC.
WARRANT TO PURCHASE COMPANY COMMON STOCK

No. CW- _	, 200_
     THIS CERTIFIES THAT, for value received, SYMPHONY ViDA HOLDINGS LLC, with its principal office at 7361 Calhoun Place, Suite 325, Rockville, MD 20855, or its permitted assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from OXiGENE, Inc., a Delaware corporation, with its principal office at 230 Third Avenue, Waltham, MA 02451(the “Company”) up to [                    ]1 (                    ) shares of the Common Stock of the Company (the “Company Common Stock”), subject to adjustment as provided herein. This Warrant is being issued pursuant to the terms of the Stock and Warrant Purchase

[1]	Insert that number of shares of Company Common Stock with a Closing Market Value, determined as of the Additional Closing Date, equal to $1,000,000 (one million dollars), reduced proportionately if the Additional Holdings Payment Amount is less than $10,000,000 (ten million dollars).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.05 to the Stock and Warrant Purchase Agreement

Agreement, dated October 1, 2008, by and among the Company and the Holder (the “Stock and Warrant Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stock and Warrant Purchase Agreement (including Annex A thereto).
     1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:
          (a) “Exercise Period” shall mean the period commencing on the date fifteen (15) Business Days after the receipt of Stockholder Approval with respect to the shares of Company Common Stock underlying this Warrant, provided that at such date the exercise of this Warrant would be permitted under the NASDAQ Rules, and ending on the ten year anniversary of such date, except as otherwise provided below.
          (b) “Exercise Price” shall mean $0.01, subject to adjustment from time to time pursuant to Section 6 below.
          (c) “Exercise Shares” shall mean the shares of Company Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below.
     2. EXERCISE OF WARRANT.
          2.1 Method of Exercise. The rights represented by this Warrant may be exercised for cash or pursuant to Section 2.2, in each case, at any time during the Exercise Period in increments (if exercised for cash) having a market value of not less than $3,000,000 (three million dollars) or, if less than $3,000,000 (three million dollars, the amount needed to exercise this Warrant in full by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
          (a) An executed Notice of Exercise in the form attached hereto;
          (b) Either (i) payment of the Exercise Price of the Exercise Shares purchased thereby in cash or by check or wire transfer of immediately available funds or (ii) by tendering this Warrant as set forth in Section 2.2;
          (c) This Warrant; and
          (d) Upon the exercise of the rights represented by this Warrant, shares of Company Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, within a reasonable amount of time following receipt by the Company of all of the items designated in clauses (a) and (b) above, but in no event later
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.05 to the Stock and Warrant Purchase Agreement

than thirty (30) days after the date of exercise pursuant to this Section 2.1. The Company shall (i) upon request of the Holder, if available and if allowed under applicable securities laws, use commercially reasonable efforts to deliver Exercise Shares electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, or (ii) if requested by the Holder, deliver to the Holder certificates evidencing the Exercise Shares. The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which delivery of the Notice of Exercise, delivery of this Warrant and payment of the Exercise Price (if applicable) were made, irrespective of the date of issuance of the shares of Company Common Stock, except that, if the date of such delivery and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
          2.2 Cashless Exercise. At the option of the Holder, the Exercise Shares to be acquired upon the exercise of this Warrant will be applied automatically to the Exercise Price in connection with a cashless exercise of this Warrant in whole or in part. Any Exercise Shares transferred to the Company as cashless payment of the Exercise Price under this Warrant shall be valued at their then Closing Market Price. The formula below illustrates the cashless exercise feature:

X =	Y (A-B)

A
X =	the number of Exercise Shares to be issued to the Holder;

Y =	the number of Exercise Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

A =	the then Closing Market Price of one (1) share of Company Common Stock determined on the Exercise Date; and

B =	the Exercise Price.
          2.3 Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within ten (10) days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional Exercise Shares shall be treated as provided in Section 5 hereof.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.05 to the Stock and Warrant Purchase Agreement

          2.4 Legend.
               (a) All certificates evidencing the shares to be issued to the Holder may bear the following legends (provided that no such legend shall be borne by Exercise Shares issued following the valid disposition of such shares pursuant to a registration statement which is effective under the Securities Act):
     “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”
     “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN ARTICLE VI OF THE STOCK AND WARRANT PURCHASE AGREEMENT, DATED AS OF OCTOBER 1, 2008, BY AND BETWEEN THE ISSUER HEREOF AND SYMPHONY ViDA HOLDINGS LLC (COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER HEREOF).”
               (b) If the certificates representing shares include either or both of the legends set forth in Section 2.4(a) hereof, the Company shall, upon a request from a Holder, or subsequent transferee of a Holder, as soon as practicable but in no event more than thirty (30) days after receiving such request, remove or cause to be removed (i) if the shares cease to be restricted securities, the securities law portion of the legend and/or (ii) in the event of a sale of the shares subject to issuance following the transfer of the shares in compliance with the transfer restrictions, the transfer restriction portion of the legend, from certificates representing the shares delivered by a Holder (or a subsequent transferee).
          2.5 Charges, Taxes and Expenses. Issuance of the Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of any electronic or paper certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. Notwithstanding anything to the contrary in this Section 2.5, all issue or transfer tax or other incidental expenses imposed
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.05 to the Stock and Warrant Purchase Agreement

by a Governmental Authority outside the United States shall be 100% borne by the Holder. To the extent that the issuance of the Exercise Shares requires a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, all such fees and expenses in connection with such filing will be paid by the Company, and the Company shall cooperate with the Holder with respect to any such filing.
     3. COVENANTS OF THE COMPANY.
          3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Company Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Company Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Company Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.
          3.2 No Impairment. The Company will not, by amendment (including by merger, consolidation or otherwise) of its Certificate of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out of all the provisions of this Warrant and take all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against such impairment.
          3.3 Notices of Record Date. If at any time:
               (a) the Company shall take a record of the holders of Company Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right (other than with respect to any equity or equity equivalent security issued pursuant to a rights plan adopted by the Company Board);
               (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company; or
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

               (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;
then, in any one or more of such cases, the Company shall use commercially reasonable efforts to give to the Holder, provided that such action is available and permitted under applicable securities laws, at least ten (10) days prior written notice of the record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up of the Company. Any notice provided hereunder shall specify the date on which the holders of Company Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and the then current estimated date for the closing of the transaction contemplated by any proposed reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up of the Company.
     4. REPRESENTATIONS OF HOLDER.
          4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or public distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or the Exercise Shares, except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with Section 8 and the provisions of Article VI of the Stock and Warrant Purchase Agreement and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Section 8 and Article VI of the Stock and Warrant Purchase Agreement and pursuant to and in accordance with the Securities Act.
          4.2 Securities Are Not Registered.
               (a) The Holder understands that the offer and sale of neither the Warrant nor the Exercise Shares has been registered under the Securities Act.
               (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Stock and Warrant Purchase Agreement and the Registration Rights Agreement, the Exercise Shares, or to comply with any exemption from such registration.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

               (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act (“Rule 144”) unless certain conditions are met, including, among other things, the availability of certain current public information about the Company and the expiration of the required holding period under Rule 144.
          4.3 Disposition of Warrant and Exercise Shares.
               (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until one of the following occurs:
                    (i) The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;
                    (ii) There is then in effect a registration statement under the Securities Act covering the Exercise Shares and such disposition is made in accordance with said registration statement; or
                    (iii) The Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws; provided, that so long as the Holder provides the Company with a representation letter in customary form with respect to a Rule 144 disposition, no opinion shall be required for any disposition made or to be made in accordance with the provisions of Rule 144.
     5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then Closing Market Price (as of the applicable exercise date) of an Exercise Share by such fraction.
     6. CERTAIN EVENTS.
     6.1 Dividends, Subdivisions, Combinations and Reclassifications. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Company
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

Common Stock or make a distribution in shares of Company Common Stock to holders of its outstanding Company Common Stock, (ii) subdivide its outstanding shares of Company Common Stock into a greater number of shares, (iii) combine its outstanding shares of Company Common Stock into a smaller number of shares of Company Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Company Common Stock, then the number of Exercise Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Exercise Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Exercise Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Exercise Shares or other securities resulting from such adjustment at an Exercise Price per Exercise Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Exercise Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Exercise Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
     6.2 Corporate Transactions. In the event that the surviving or resulting “parent” entity (the “Surviving Entity”) in a merger or acquisition involving the Company is an entity other than the Company, then the Holder or any subsequent holder of this Warrant shall either exercise this Warrant (which will become immediately exercisable upon a Transaction Event) or surrender this Warrant in exchange for a new Warrant exercisable for shares of the common stock of the Surviving Entity (the “Replacement Warrant”); provided, that:
          (e) if the terms of such merger or acquisition shall provide for consideration that consists of a combination of cash and stock of the Surviving Entity, then any Replacement Warrant issued to the holders of this Warrant shall be solely for stock of the Surviving Entity, at an exchange ratio reflecting the total consideration paid by the Surviving Entity at the time of such change in control as if the total consideration (including cash) for each share of Company Common Stock was instead paid only in stock of the Surviving Entity at the time of such change of control (as illustrated on Exhibit A to this Warrant), and the holders of the Replacement Warrant shall have the registration rights for stock issuable upon exercise of the Replacement Warrant as provided under the Registration Rights Agreement; and
          (f) if such a merger or acquisition shall occur and the consideration for such merger or acquisition shall be paid entirely in cash, then any holder of this Warrant shall have the option to elect, within fifteen (15) Business Days of receiving notice of the public announcement of the merger or acquisition by written notice of election to the Company, either to (A) receive from the Surviving Entity, upon
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

the closing of such merger or acquisition, a Replacement Warrant solely for stock of the Surviving Entity, at an exchange ratio reflecting the cash paid by the Surviving Entity at the time of such change in control; or (B) surrender this Warrant to the Company in consideration of a cash payment for each share of Company Common Stock subject to purchase under this Warrant equal to the difference of (i) the per share cash consideration to be received by a holder of one share of Company Common Stock (including the Company Common Stock subject to purchase under this Warrant) to be tendered in the merger or acquisition and (ii) the Exercise Price (the aggregate of such amounts, the “Warrant Surrender Price”). The Warrant Surrender Price shall be paid upon the surrender of this Warrant promptly following the closing of the all cash merger or acquisition.
          (g) Following a merger or acquisition involving the payment of non-cash consideration in which the Company is not the Surviving Entity, any reference to “Company Common Stock” shall be deemed instead to refer to the common stock of the Surviving Entity. For purposes of this Section 6.2 “common stock of the Surviving Entity” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation, and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the occurrence of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6.2 shall similarly apply to successive mergers, acquisitions, consolidations or disposition of assets.
     6.3 Adjustment of Exercise Price. The form of this Warrant need not be changed because of any adjustment in the number, class, and kind of shares subject to this Warrant. The Company shall promptly provide a certificate from its principal accounting officer notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number, class, and kind of shares (and other securities or property) issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number, class and kind of shares (and other securities or property) under this Warrant after giving effect to such adjustment and shall set forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
     7. NO STOCKHOLDER RIGHTS. Except to the extent specified in Section 6, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Upon the exercise of this Warrant in accordance with Section 2, the Exercise Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such exercise.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

     8. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant and the provisions of Article VI of the Stock and Warrant Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder or its Affiliates, in person or by duly authorized attorney, upon delivery of this Warrant, the Assignment Form attached hereto and funds sufficient to pay any transfer taxes (in accordance with Section 2.5 hereof) payable upon the making of such transfer, to one or more transferees designated by the Holder on or after the twelve month anniversary of the date of issuance of this Warrant; provided, however, that without the prior written consent of the Company (not to be unreasonably withheld), the Holder shall not transfer this Warrant to more than five (5) transferees. Any transferee will sign and deliver to the Company an investment letter in a form that is commercially reasonable, customary for use in similar transactions and reasonably satisfactory to the Company. Upon such delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.
     9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.
     10. MODIFICATIONS AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.
     11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holder at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.
     12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

     13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York without regard to the principles of conflict of laws. The Company and, by accepting this Warrant, the Holder, each irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.
     15. SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.
     16. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.
     17. REGISTRATION RIGHTS. The holder of this Warrant and of the Exercise Shares shall be entitled to the registration rights and other applicable rights with respect to the Exercise Shares as and to the extent set forth in the Stock and Warrant Purchase Agreement and the Registration Rights Agreement.
     18. SPECIFIC PERFORMANCE. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant by the other party and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either party may be entitled by law or equity.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

     19. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.
[Signature Page Follows]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                     , 2008.

OXiGENE, INC.

By:

Name:

Title:

Address:	230 Third Avenue
Waltham, MA 02451
Attn:
Facsimile: ( ) -
Signature Page to the Additional Investment Warrant
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

NOTICE OF EXERCISE
TO: OXiGENE, INC.
     (1) The undersigned hereby elects to:
          ☐ purchase                      shares of the Company Common Stock of OXiGENE, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.
          ☐ make payment for                      shares of the Company Common Stock using the cashless exercise method pursuant to Section 2.2 of the attached Warrant.
     (2) Please issue a certificate or certificates representing said shares of Company Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) If the Warrant is not being exercised in full, please issue a certificate representing a new Warrant evidencing the right of the Holder to purchase the balance of the Exercise Shares purchasable under the Warrant, such certificate to be registered in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (4) The undersigned represents that (i) the aforesaid shares of Company Common Stock are being acquired for the account of the undersigned not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) and that the undersigned has no present intention of distributing or reselling such shares in violation of the Securities Act; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Company Common Stock issuable upon exercise of this Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available, and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Company Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print Name)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

ASSIGNMENT FORM
(To assign the foregoing Warrant, subject to compliance with Section 4.3 hereof, execute this form and supply required information. Do not use this form to purchase shares.)
     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name:
(Please Print)
Address:
(Please Print)
Dated:                                          , 20__
Holder’s
Signature:
Holder’s
Address:
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

EXHIBIT A
WARRANT CONVERSION EXAMPLE
          In the event that the Company is the target of a merger or acquisition in which the share purchase price paid by the acquiror is paid in cash or a mixture of cash and stock, the outstanding Warrants are to be exchanged for Replacement Warrants of the Surviving Entity such that the holders of Warrants shall receive additional Replacement Warrants in lieu of the cash portion of the share purchase price, as set out in the following example:
A holder hereunder holds Warrants exercisable for 100,000 shares of Company Common Stock at an exercise price of $10.00 per share, and the share purchase price paid by the acquiror is $15.00 per share of Company Common Stock, with $5.00 to be paid in cash and $10.00 to be paid in shares of the common stock of the Surviving Entity (“New Stock”), based on a price of $100.00 per share of New Stock.
The Warrants of the holder, exercisable for 100,000 shares of Company Common Stock, shall be converted as follows:
(1)	The New Stock portion of the purchase price ($10.00 / share, or a ratio of New Stock to Company Common Stock of 10 to 1) shall yield Replacement Warrants exercisable for 10,000 shares of New Stock; and

(2)	The cash portion of the purchase price ($5.00 / share, or $500,000 total) shall, at the New Stock price of $100 /share, yield Replacement Warrants exercisable for 5,000 shares of New Stock ($500,000 / $100 = 5,000).
Therefore, in such a scenario, a holder of Warrants exercisable for 100,000 shares of Company Common Stock would receive Replacement Warrants exercisable for 15,000 shares of New Stock at an exercise price of $66.67 per share ($10.00 / $15.00 = 0.67 x $100.00 = $66.67).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit  2.05 to the Stock and Warrant Purchase Agreement

EXHIBIT 2.06A
FORM OF 2,000,000 SHARE NON-IV WARRANT
NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.
THE WARRANT EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK AND WARRANT PURCHASE AGREEMENT, DATED AS OF OCTOBER 1, 2008, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS WARRANT WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.
OXiGENE, INC.
WARRANT TO PURCHASE COMPANY COMMON STOCK

No. CW-_	, 200_
          THIS CERTIFIES THAT, for value received, SYMPHONY ViDA HOLDINGS LLC, with its principal office at 7361 Calhoun Place, Suite 325, Rockville, MD 20855, or its permitted assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from OXiGENE, Inc., a Delaware corporation, with its principal office at 230 Third Avenue, Waltham, MA 02451(the “Company”) up to two million (2,000,000) shares of the Common Stock of the Company (the “Company Common Stock”), subject to adjustment as provided herein. This Warrant is being issued pursuant to the terms of the Stock and Warrant Purchase Agreement, dated October 1, 2008, by and among the Company and the Holder (the “Stock and Warrant Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stock and Warrant Purchase Agreement (including Annex A thereto).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

          1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:
               (h) “Exercise Period” shall mean the period commencing on the date fifteen (15) Business Days after the receipt of Stockholder Approval with respect to the shares of Company Common Stock underlying this Warrant, provided that at such date the exercise of this Warrant would be permitted under the NASDAQ Rules, and ending on the one year anniversary of such date, except as otherwise provided below.
               (i) “Exercise Price” shall mean $1.22, subject to adjustment from time to time pursuant to Section 6 below.
               (j) “Exercise Shares” shall mean the shares of Company Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below.
          2. EXERCISE OF WARRANT.
               2.1 Method of Exercise. The rights represented by this Warrant may be exercised for cash or pursuant to Section 2.2, in each case, at any time during the Exercise Period in increments (if exercised for cash) having a market value of not less than $3,000,000 (three million dollars) or, if less than $3,000,000 (three million dollars), the amount needed to exercise this Warrant in full by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
               (k) An executed Notice of Exercise in the form attached hereto;
               (l) Either (i) payment of the Exercise Price of the Exercise Shares purchased thereby in cash or by check or wire transfer of immediately available funds or (ii) by tendering this Warrant as set forth in Section 2.2;
               (m) This Warrant; and
               (n) Upon the exercise of the rights represented by this Warrant, shares of Company Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, within a reasonable amount of time following receipt by the Company of all of the items designated in clauses (a) and (b) above, but in no event later than thirty (30) days after the date of exercise pursuant to this Section 2.1. The Company shall (i) upon request of the Holder, if available and if allowed under applicable securities laws, use commercially reasonable efforts to deliver Exercise Shares electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, or (ii) if requested by the Holder, deliver to the Holder
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

certificates evidencing the Exercise Shares. The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which delivery of the Notice of Exercise, delivery of this Warrant and payment of the Exercise Price (if applicable) were made, irrespective of the date of issuance of the shares of Company Common Stock, except that, if the date of such delivery and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
          2.2 Cashless Exercise. At the option of the Holder, the Exercise Shares to be acquired upon the exercise of this Warrant will be applied automatically to the Exercise Price in connection with a cashless exercise of this Warrant in whole or in part. Any Exercise Shares transferred to the Company as cashless payment of the Exercise Price under this Warrant shall be valued at their then Closing Market Price. The formula below illustrates the cashless exercise feature:

X =	Y (A-B)

A
X =	the number of Exercise Shares to be issued to the Holder;

Y =	the number of Exercise Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

A =	the then Closing Market Price of one (1) share of Company Common Stock determined on the Exercise Date; and

B =	the Exercise Price.
          2.3 Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within ten (10) days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional Exercise Shares shall be treated as provided in Section 5 hereof.
          2.4 Legend.
               (a) All certificates evidencing the shares to be issued to the Holder may bear the following legends (provided that no such legend shall be borne
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

by Exercise Shares issued following the valid disposition of such shares pursuant to a registration statement which is effective under the Securities Act):
     “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”
     “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN ARTICLE VI OF THE STOCK AND WARRANT PURCHASE AGREEMENT, DATED AS OF October 1, 2008, BY AND BETWEEN THE ISSUER HEREOF AND SYMPHONY ViDA HOLDINGS LLC (COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER HEREOF).”
               (b) If the certificates representing shares include either or both of the legends set forth in Section 2.4(a) hereof, the Company shall, upon a request from a Holder, or subsequent transferee of a Holder, as soon as practicable but in no event more than thirty (30) days after receiving such request, remove or cause to be removed (i) if the shares cease to be restricted securities, the securities law portion of the legend and/or (ii) in the event of a sale of the shares subject to issuance following the transfer of the shares in compliance with the transfer restrictions, the transfer restriction portion of the legend, from certificates representing the shares delivered by a Holder (or a subsequent transferee).
          2.5 Charges, Taxes and Expenses. Issuance of the Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of any electronic or paper certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. Notwithstanding anything to the contrary in this Section 2.5, all issue or transfer tax or other incidental expenses imposed by a Governmental Authority outside the United States shall be 100% borne by the Holder. To the extent that the issuance of the Exercise Shares requires a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, all such fees and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

expenses in connection with such filing will be paid by the Company, and the Company shall cooperate with the Holder with respect to any such filing.
     3. COVENANTS OF THE COMPANY.
          3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Company Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Company Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Company Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.
          3.2 No Impairment. The Company will not, by amendment (including by merger, consolidation or otherwise) of its Certificate of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out of all the provisions of this Warrant and take all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against such impairment.
          3.3 Notices of Record Date. If at any time:
               (a) the Company shall take a record of the holders of Company Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right (other than with respect to any equity or equity equivalent security issued pursuant to a rights plan adopted by the Company Board);
               (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company; or
               (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

then, in any one or more of such cases, the Company shall use commercially reasonable efforts to give to the Holder, provided that such action is available and permitted under applicable securities laws, at least ten (10) days prior written notice of the record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up of the Company. Any notice provided hereunder shall specify the date on which the holders of Company Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and the then current estimated date for the closing of the transaction contemplated by any proposed reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up of the Company.
     4. REPRESENTATIONS OF HOLDER.
          4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or public distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or the Exercise Shares, except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with Section 8 and the provisions of Article VI of the Stock and Warrant Purchase Agreement and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Section 8 and Article VI of the Stock and Warrant Purchase Agreement and pursuant to and in accordance with the Securities Act.
          4.2 Securities Are Not Registered.
               (a) The Holder understands that the offer and sale of neither the Warrant nor the Exercise Shares has been registered under the Securities Act.
               (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Stock and Warrant Purchase Agreement and the Registration Rights Agreement, the Exercise Shares, or to comply with any exemption from such registration.
               (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

(“Rule 144”) unless certain conditions are met, including, among other things, the availability of certain current public information about the Company and the expiration of the required holding period under Rule 144.
          4.3 Disposition of Warrant and Exercise Shares.
               (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until one of the following occurs:
                    (i) The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;
                    (ii) There is then in effect a registration statement under the Securities Act covering the Exercise Shares and such disposition is made in accordance with said registration statement; or
                    (iii) The Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws; provided, that so long as the Holder provides the Company with a representation letter in customary form with respect to a Rule 144 disposition, no opinion shall be required for any disposition made or to be made in accordance with the provisions of Rule 144.
     5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then Closing Market Price (as of the applicable exercise date) of an Exercise Share by such fraction.
     6. CERTAIN EVENTS.
     6.1 Dividends, Subdivisions, Combinations and Reclassifications. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Company Common Stock or make a distribution in shares of Company Common Stock to holders of its outstanding Company Common Stock, (ii) subdivide its outstanding shares of Company Common Stock into a greater number of shares, (iii) combine its outstanding
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

shares of Company Common Stock into a smaller number of shares of Company Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Company Common Stock, then the number of Exercise Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Exercise Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Exercise Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Exercise Shares or other securities resulting from such adjustment at an Exercise Price per Exercise Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Exercise Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Exercise Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
     6.2 Corporate Transactions. In the event that the surviving or resulting “parent” entity (the “Surviving Entity”) in a merger or acquisition involving the Company is an entity other than the Company, then the Holder or any subsequent holder of this Warrant shall either exercise this Warrant (which will become immediately exercisable upon a Transaction Event) or surrender this Warrant in exchange for a new Warrant exercisable for shares of the common stock of the Surviving Entity (the “Replacement Warrant”); provided, that:
          (o) if the terms of such merger or acquisition shall provide for consideration that consists of a combination of cash and stock of the Surviving Entity, then any Replacement Warrant issued to the holders of this Warrant shall be solely for stock of the Surviving Entity, at an exchange ratio reflecting the total consideration paid by the Surviving Entity at the time of such change in control as if the total consideration (including cash) for each share of Company Common Stock was instead paid only in stock of the Surviving Entity at the time of such change of control (as illustrated on Exhibit A to this Warrant), and the holders of the Replacement Warrant shall have the registration rights for stock issuable upon exercise of the Replacement Warrant as provided under the Registration Rights Agreement; and
          (p) if such a merger or acquisition shall occur and the consideration for such merger or acquisition shall be paid entirely in cash, then any holder of this Warrant shall have the option to elect, within fifteen (15) Business Days of receiving notice of the public announcement of the merger or acquisition by written notice of election to the Company, either to (A) receive from the Surviving Entity, upon the closing of such merger or acquisition, a Replacement Warrant solely for stock of the Surviving Entity, at an exchange ratio reflecting the cash paid by the Surviving Entity at the time of such change in control; or (B) surrender this Warrant to the Company in
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

consideration of a cash payment for each share of Company Common Stock subject to purchase under this Warrant equal to the difference of (i) the per share cash consideration to be received by a holder of one share of Company Common Stock (including the Company Common Stock subject to purchase under this Warrant) to be tendered in the merger or acquisition and (ii) the Exercise Price (the aggregate of such amounts, the “Warrant Surrender Price”). The Warrant Surrender Price shall be paid upon the surrender of this Warrant promptly following the closing of the all cash merger or acquisition.
          (q) Following a merger or acquisition involving the payment of non-cash consideration in which the Company is not the Surviving Entity, any reference to “Company Common Stock” shall be deemed instead to refer to the common stock of the Surviving Entity. For purposes of this Section 6.2 “common stock of the Surviving Entity” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation, and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the occurrence of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6.2 shall similarly apply to successive mergers, acquisitions, consolidations or disposition of assets.
     6.3 Adjustment of Exercise Price. The form of this Warrant need not be changed because of any adjustment in the number, class, and kind of shares subject to this Warrant. The Company shall promptly provide a certificate from its principal accounting officer notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number, class, and kind of shares (and other securities or property) issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number, class and kind of shares (and other securities or property) under this Warrant after giving effect to such adjustment and shall set forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
     7. NO STOCKHOLDER RIGHTS. Except to the extent specified in Section 6, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Upon the exercise of this Warrant in accordance with Section 2, the Exercise Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such exercise.
     8. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant and the provisions of Article VI of the Stock and Warrant Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder or its Affiliates, in person or by duly authorized attorney, upon delivery of this Warrant, the Assignment Form
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

attached hereto and funds sufficient to pay any transfer taxes (in accordance with Section 2.5 hereof) payable upon the making of such transfer, to one or more transferees designated by the Holder; provided, however, that without the prior written consent of the Company (not to be unreasonably withheld), the Holder shall not transfer this Warrant to more than five (5) transferees. Any transferee will sign and deliver to the Company an investment letter in a form that is commercially reasonable, customary for use in similar transactions and reasonably satisfactory to the Company. Upon such delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.
     9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.
     10. MODIFICATIONS AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.
     11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holder at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.
     12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
     13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York without regard to the principles of conflict of laws. The Company and, by accepting this Warrant, the Holder, each irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.
     15. SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.
     16. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.
     17. REGISTRATION RIGHTS. The holder of this Warrant and of the Exercise Shares shall be entitled to the registration rights and other applicable rights with respect to the Exercise Shares as and to the extent set forth in the Stock and Warrant Purchase Agreement and the Registration Rights Agreement.
     18. SPECIFIC PERFORMANCE. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant by the other party and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either party may be entitled by law or equity.
     19. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

[Signature Page Follows]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

13	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                     , 2008.

OXiGENE, INC.

By:

Name:

Title:

Address:	230 Third Avenue
Waltham, MA 02451
Attn:
Facsimile: ( ) -
Signature Page to the 2,000,000 Share Non-IV Warrant
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.06A to the Stock and Warrant Purchase Agreement

NOTICE OF EXERCISE
TO: OXiGENE, INC.
     (1) The undersigned hereby elects to:
          ☐ purchase                      shares of the Company Common Stock of OXiGENE, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.
          ☐ make payment for                     shares of the Company Common Stock using the cashless exercise method pursuant to Section 2.2 of the attached Warrant.
     (2) Please issue a certificate or certificates representing said shares of Company Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) If the Warrant is not being exercised in full, please issue a certificate representing a new Warrant evidencing the right of the Holder to purchase the balance of the Exercise Shares purchasable under the Warrant, such certificate to be registered in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (4) The undersigned represents that (i) the aforesaid shares of Company Common Stock are being acquired for the account of the undersigned not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) and that the undersigned has no present intention of distributing or reselling such shares in violation of the Securities Act; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.06A to the Stock and Warrant Purchase Agreement

experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Company Common Stock issuable upon exercise of this Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available, and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Company Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print Name)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2	Exhibit 2.06A to the Stock and Warrant Purchase Agreement

ASSIGNMENT FORM
(To assign the foregoing Warrant, subject to compliance with Section 4.3 hereof, execute this form and supply required information. Do not use this form to purchase shares.)
     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name:
(Please Print)
Address:
(Please Print)
Dated:                                          , 20__
Holder’s
Signature:
Holder’s
Address:
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.06A to the Stock and Warrant Purchase Agreement

EXHIBIT A
WARRANT CONVERSION EXAMPLE
          In the event that the Company is the target of a merger or acquisition in which the share purchase price paid by the acquiror is paid in cash or a mixture of cash and stock, the outstanding Warrants are to be exchanged for Replacement Warrants of the Surviving Entity such that the holders of Warrants shall receive additional Replacement Warrants in lieu of the cash portion of the share purchase price, as set out in the following example:
A holder hereunder holds Warrants exercisable for 100,000 shares of Company Common Stock at an exercise price of $10.00 per share, and the share purchase price paid by the acquiror is $15.00 per share of Company Common Stock, with $5.00 to be paid in cash and $10.00 to be paid in shares of the common stock of the Surviving Entity (“New Stock”), based on a price of $100.00 per share of New Stock.
The Warrants of the holder, exercisable for 100,000 shares of Company Common Stock, shall be converted as follows:
(1)	The New Stock portion of the purchase price ($10.00 / share, or a ratio of New Stock to Company Common Stock of 10 to 1) shall yield Replacement Warrants exercisable for 10,000 shares of New Stock; and

(2)	The cash portion of the purchase price ($5.00 / share, or $500,000 total) shall, at the New Stock price of $100 /share, yield Replacement Warrants exercisable for 5,000 shares of New Stock ($500,000 / $100 = 5,000).
Therefore, in such a scenario, a holder of Warrants exercisable for 100,000 shares of Company Common Stock would receive Replacement Warrants exercisable for 15,000 shares of New Stock at an exercise price of $66.67 per share ($10.00 / $15.00 = 0.67 x $100.00 = $66.67).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.06A to the Stock and Warrant Purchase Agreement

EXHIBIT 2.06B
FORM OF 2,000,000 SHARE NON-IV WARRANT
NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.
THE WARRANT EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK AND WARRANT PURCHASE AGREEMENT, DATED AS OF OCTOBER 1, 2008, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS WARRANT WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.
OXiGENE, INC.
WARRANT TO PURCHASE COMPANY COMMON STOCK

No. CW-_	, 200_
     THIS CERTIFIES THAT, for value received, SYMPHONY ViDA HOLDINGS LLC, with its principal office at 7361 Calhoun Place, Suite 325, Rockville, MD 20855, or its permitted assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from OXiGENE, Inc., a Delaware corporation, with its principal office at 230 Third Avenue, Waltham, MA 02451(the “Company”) up to two million (2,000,000) shares of the Common Stock of the Company (the “Company Common Stock”), subject to adjustment as provided herein. This Warrant is being issued pursuant to the terms of the Stock and Warrant Purchase Agreement, dated October 1, 2008, by and among the Company and the Holder (the “Stock and Warrant Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stock and Warrant Purchase Agreement (including Annex A thereto).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

     1. DEFINITIONS. As used herein, the following terms shall have the following respective meanings:
          (r) “Exercise Period” shall mean the period commencing on the date fifteen (15) Business Days after the receipt of Stockholder Approval with respect to the shares of Company Common Stock underlying this Warrant, provided that at such date the exercise of this Warrant would be permitted under the NASDAQ Rules, and ending on the one year anniversary of such date, except as otherwise provided below.
          (s) “Exercise Price” shall mean $1.22, subject to adjustment from time to time pursuant to Section 6 below.
          (t) “Exercise Shares” shall mean the shares of Company Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below.
     2. EXERCISE OF WARRANT.
          2.1 Method of Exercise. The rights represented by this Warrant may be exercised for cash or pursuant to Section 2.2, in each case, at any time during the Exercise Period in increments (if exercised for cash) having a market value of not less than $3,000,000 (three million dollars) or, if less than $3,000,000 (three million dollars), the amount needed to exercise this Warrant in full by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):
          (u) An executed Notice of Exercise in the form attached hereto;
          (v) Either (i) payment of the Exercise Price of the Exercise Shares purchased thereby in cash or by check or wire transfer of immediately available funds or (ii) by tendering this Warrant as set forth in Section 2.2;
          (w) This Warrant; and
          (x) Upon the exercise of the rights represented by this Warrant, shares of Company Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, within a reasonable amount of time following receipt by the Company of all of the items designated in clauses (a) and (b) above, but in no event later than thirty (30) days after the date of exercise pursuant to this Section 2.1. The Company shall (i) upon request of the Holder, if available and if allowed under applicable securities laws, use commercially reasonable efforts to deliver Exercise Shares electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, or (ii) if requested by the Holder, deliver to the Holder certificates evidencing the Exercise Shares. The person in whose name any Exercise
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

3	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which delivery of the Notice of Exercise, delivery of this Warrant and payment of the Exercise Price (if applicable) were made, irrespective of the date of issuance of the shares of Company Common Stock, except that, if the date of such delivery and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.
               2.2 Cashless Exercise. At the option of the Holder, the Exercise Shares to be acquired upon the exercise of this Warrant will be applied automatically to the Exercise Price in connection with a cashless exercise of this Warrant in whole or in part. Any Exercise Shares transferred to the Company as cashless payment of the Exercise Price under this Warrant shall be valued at their then Closing Market Price. The formula below illustrates the cashless exercise feature:

X =	Y (A-B)

A
X =	the number of Exercise Shares to be issued to the Holder;

Y =	the number of Exercise Shares with respect to which the Holder is exercising its purchase rights under this Warrant;

A =	the then Closing Market Price of one (1) share of Company Common Stock determined on the Exercise Date; and

B =	the Exercise Price.
               2.3 Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within ten (10) days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional Exercise Shares shall be treated as provided in Section 5 hereof.
               2.4 Legend.
                    (a) All certificates evidencing the shares to be issued to the Holder may bear the following legends (provided that no such legend shall be borne by Exercise Shares issued following the valid disposition of such shares pursuant to a registration statement which is effective under the Securities Act):
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

          “THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”
          “THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN ARTICLE VI OF THE STOCK AND WARRANT PURCHASE AGREEMENT, DATED AS OF October 1, 2008, BY AND BETWEEN THE ISSUER HEREOF AND SYMPHONY ViDA HOLDINGS LLC (COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER HEREOF).”
                    (b) If the certificates representing shares include either or both of the legends set forth in Section 2.4(a) hereof, the Company shall, upon a request from a Holder, or subsequent transferee of a Holder, as soon as practicable but in no event more than thirty (30) days after receiving such request, remove or cause to be removed (i) if the shares cease to be restricted securities, the securities law portion of the legend and/or (ii) in the event of a sale of the shares subject to issuance following the transfer of the shares in compliance with the transfer restrictions, the transfer restriction portion of the legend, from certificates representing the shares delivered by a Holder (or a subsequent transferee).
               2.5 Charges, Taxes and Expenses. Issuance of the Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of any electronic or paper certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. Notwithstanding anything to the contrary in this Section 2.5, all issue or transfer tax or other incidental expenses imposed by a Governmental Authority outside the United States shall be 100% borne by the Holder. To the extent that the issuance of the Exercise Shares requires a filing under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, all such fees and expenses in connection with such filing will be paid by the Company, and the Company shall cooperate with the Holder with respect to any such filing.
     3. COVENANTS OF THE COMPANY.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

     3.1 Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of Company Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Company Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Company Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.
     3.2 No Impairment. The Company will not, by amendment (including by merger, consolidation or otherwise) of its Certificate of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out of all the provisions of this Warrant and take all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against such impairment.
     3.3 Notices of Record Date. If at any time:
          (a) the Company shall take a record of the holders of Company Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right (other than with respect to any equity or equity equivalent security issued pursuant to a rights plan adopted by the Company Board);
          (b) there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company; or
          (c) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;
then, in any one or more of such cases, the Company shall use commercially reasonable efforts to give to the Holder, provided that such action is available and permitted under applicable securities laws, at least ten (10) days prior written notice of the record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up of the Company. Any notice provided hereunder shall specify the date on which the holders of Company Common Stock shall
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

be entitled to any such dividend, distribution or right, and the amount and character thereof, and the then current estimated date for the closing of the transaction contemplated by any proposed reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up of the Company.
     4. REPRESENTATIONS OF HOLDER.
          4.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or public distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or the Exercise Shares, except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with Section 8 and the provisions of Article VI of the Stock and Warrant Purchase Agreement and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Section 8 and Article VI of the Stock and Warrant Purchase Agreement and pursuant to and in accordance with the Securities Act.
          4.2 Securities Are Not Registered.
               (a) The Holder understands that the offer and sale of neither the Warrant nor the Exercise Shares has been registered under the Securities Act.
               (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Stock and Warrant Purchase Agreement and the Registration Rights Agreement, the Exercise Shares, or to comply with any exemption from such registration.
               (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act (“Rule 144”) unless certain conditions are met, including, among other things, the availability of certain current public information about the Company and the expiration of the required holding period under Rule 144.
          4.3 Disposition of Warrant and Exercise Shares.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

               (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until one of the following occurs:
                    (i) The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the SEC with respect to the proposed disposition;
                    (ii) There is then in effect a registration statement under the Securities Act covering the Exercise Shares and such disposition is made in accordance with said registration statement; or
                    (iii) The Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws; provided, that so long as the Holder provides the Company with a representation letter in customary form with respect to a Rule 144 disposition, no opinion shall be required for any disposition made or to be made in accordance with the provisions of Rule 144.
     5. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then Closing Market Price (as of the applicable exercise date) of an Exercise Share by such fraction.
     6. CERTAIN EVENTS.
     6.1 Dividends, Subdivisions, Combinations and Reclassifications. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Company Common Stock or make a distribution in shares of Company Common Stock to holders of its outstanding Company Common Stock, (ii) subdivide its outstanding shares of Company Common Stock into a greater number of shares, (iii) combine its outstanding shares of Company Common Stock into a smaller number of shares of Company Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Company Common Stock, then the number of Exercise Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Exercise Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

been exercised in advance thereof. Upon each such adjustment of the kind and number of Exercise Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Exercise Shares or other securities resulting from such adjustment at an Exercise Price per Exercise Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Exercise Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Exercise Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.
     6.2 Corporate Transactions. In the event that the surviving or resulting “parent” entity (the “Surviving Entity”) in a merger or acquisition involving the Company is an entity other than the Company, then the Holder or any subsequent holder of this Warrant shall either exercise this Warrant (which will become immediately exercisable upon a Transaction Event) or surrender this Warrant in exchange for a new Warrant exercisable for shares of the common stock of the Surviving Entity (the “Replacement Warrant”); provided, that:
          (y) if the terms of such merger or acquisition shall provide for consideration that consists of a combination of cash and stock of the Surviving Entity, then any Replacement Warrant issued to the holders of this Warrant shall be solely for stock of the Surviving Entity, at an exchange ratio reflecting the total consideration paid by the Surviving Entity at the time of such change in control as if the total consideration (including cash) for each share of Company Common Stock was instead paid only in stock of the Surviving Entity at the time of such change of control (as illustrated on Exhibit A to this Warrant), and the holders of the Replacement Warrant shall have the registration rights for stock issuable upon exercise of the Replacement Warrant as provided under the Registration Rights Agreement; and
          (z) if such a merger or acquisition shall occur and the consideration for such merger or acquisition shall be paid entirely in cash, then any holder of this Warrant shall have the option to elect, within fifteen (15) Business Days of receiving notice of the public announcement of the merger or acquisition by written notice of election to the Company, either to (A) receive from the Surviving Entity, upon the closing of such merger or acquisition, a Replacement Warrant solely for stock of the Surviving Entity, at an exchange ratio reflecting the cash paid by the Surviving Entity at the time of such change in control; or (B) surrender this Warrant to the Company in consideration of a cash payment for each share of Company Common Stock subject to purchase under this Warrant equal to the difference of (i) the per share cash consideration to be received by a holder of one share of Company Common Stock (including the Company Common Stock subject to purchase under this Warrant) to be tendered in the merger or acquisition and (ii) the Exercise Price (the aggregate of such amounts, the “Warrant Surrender Price”). The Warrant Surrender Price shall be paid upon the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

surrender of this Warrant promptly following the closing of the all cash merger or acquisition.
          (aa) Following a merger or acquisition involving the payment of non-cash consideration in which the Company is not the Surviving Entity, any reference to “Company Common Stock” shall be deemed instead to refer to the common stock of the Surviving Entity. For purposes of this Section 6.2 “common stock of the Surviving Entity” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation, and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the occurrence of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Section 6.2 shall similarly apply to successive mergers, acquisitions, consolidations or disposition of assets.
     6.3 Adjustment of Exercise Price. The form of this Warrant need not be changed because of any adjustment in the number, class, and kind of shares subject to this Warrant. The Company shall promptly provide a certificate from its principal accounting officer notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number, class, and kind of shares (and other securities or property) issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number, class and kind of shares (and other securities or property) under this Warrant after giving effect to such adjustment and shall set forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.
     7. NO STOCKHOLDER RIGHTS. Except to the extent specified in Section 6, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Upon the exercise of this Warrant in accordance with Section 2, the Exercise Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such exercise.
     8. TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant and the provisions of Article VI of the Stock and Warrant Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder or its Affiliates, in person or by duly authorized attorney, upon delivery of this Warrant, the Assignment Form attached hereto and funds sufficient to pay any transfer taxes (in accordance with Section 2.5 hereof) payable upon the making of such transfer, to one or more transferees designated by the Holder; provided, however, that without the prior written consent of the Company (not to be unreasonably withheld), the Holder shall not transfer this Warrant to more than five (5) transferees. Any transferee will sign and deliver to the Company an investment letter in a form that is commercially reasonable, customary for use in similar
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

transactions and reasonably satisfactory to the Company. Upon such delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.
     9. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.
     10. MODIFICATIONS AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.
     11. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holder at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.
     12. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
     13. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York without regard to the principles of conflict of laws. The Company and, by accepting this Warrant, the Holder, each irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.
     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.
     15. SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.
     16. SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.
     17. REGISTRATION RIGHTS. The holder of this Warrant and of the Exercise Shares shall be entitled to the registration rights and other applicable rights with respect to the Exercise Shares as and to the extent set forth in the Stock and Warrant Purchase Agreement and the Registration Rights Agreement.
     18. SPECIFIC PERFORMANCE. The parties acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that either party shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Warrant by the other party and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which either party may be entitled by law or equity.
     19. ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.
[Signature Page Follows]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of                     , 2008.

OXiGENE, INC.

By:

Name:

Title:

Address:	230 Third Avenue
Waltham, MA 02451
Attn:
Facsimile: ( ) -
Signature Page to the 2,000,000 Share Non-IV Warrant
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.06B to the Stock and Warrant Purchase Agreement

NOTICE OF EXERCISE
TO: OXiGENE, INC.
     (1) The undersigned hereby elects to:
          ☐ purchase                     shares of the Company Common Stock of OXiGENE, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.
          ☐ make payment for                      shares of the Company Common Stock using the cashless exercise method pursuant to Section 2.2 of the attached Warrant.
     (2) Please issue a certificate or certificates representing said shares of Company Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (3) If the Warrant is not being exercised in full, please issue a certificate representing a new Warrant evidencing the right of the Holder to purchase the balance of the Exercise Shares purchasable under the Warrant, such certificate to be registered in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)
     (4) The undersigned represents that (i) the aforesaid shares of Company Common Stock are being acquired for the account of the undersigned not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) and that the undersigned has no present intention of distributing or reselling such shares in violation of the Securities Act; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.06B to the Stock and Warrant Purchase Agreement

experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Company Common Stock issuable upon exercise of this Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available, and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Company Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print Name)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2	Exhibit 2.06B to the Stock and Warrant Purchase Agreement

ASSIGNMENT FORM
(To assign the foregoing Warrant, subject to compliance with Section 4.3 hereof, execute this form and supply required information. Do not use this form to purchase shares.)
     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to
Name:
(Please Print)
Address:
(Please Print)
Dated:                                         , 20__
Holder’s
Signature:
Holder’s
Address:
NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.06B to the Stock and Warrant Purchase Agreement

EXHIBIT A
WARRANT CONVERSION EXAMPLE
          In the event that the Company is the target of a merger or acquisition in which the share purchase price paid by the acquiror is paid in cash or a mixture of cash and stock, the outstanding Warrants are to be exchanged for Replacement Warrants of the Surviving Entity such that the holders of Warrants shall receive additional Replacement Warrants in lieu of the cash portion of the share purchase price, as set out in the following example:
A holder hereunder holds Warrants exercisable for 100,000 shares of Company Common Stock at an exercise price of $10.00 per share, and the share purchase price paid by the acquiror is $15.00 per share of Company Common Stock, with $5.00 to be paid in cash and $10.00 to be paid in shares of the common stock of the Surviving Entity (“New Stock”), based on a price of $100.00 per share of New Stock.
The Warrants of the holder, exercisable for 100,000 shares of Company Common Stock, shall be converted as follows:
(1)	The New Stock portion of the purchase price ($10.00 / share, or a ratio of New Stock to Company Common Stock of 10 to 1) shall yield Replacement Warrants exercisable for 10,000 shares of New Stock; and

(2)	The cash portion of the purchase price ($5.00 / share, or $500,000 total) shall, at the New Stock price of $100 /share, yield Replacement Warrants exercisable for 5,000 shares of New Stock ($500,000 / $100 = 5,000).
Therefore, in such a scenario, a holder of Warrants exercisable for 100,000 shares of Company Common Stock would receive Replacement Warrants exercisable for 15,000 shares of New Stock at an exercise price of $66.67 per share ($10.00 / $15.00 = 0.67 x $100.00 = $66.67).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
Exhibit 2.06B to the Stock and Warrant Purchase Agreement